UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2007

Reel Estate Services, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-59114	98-0512515
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

9029 South Pecos, Suite 200 Henderson, Nevada 89074
 (Address of principal executive offices) (Zip Code)

(702) 784.7614
(Registrant's telephone number, including area code)

Reel Estate Services, Inc.

103 - 1575 West 10th Ave. Vancouver, BC V6J5L1
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the Registrant’s pro forma financial statements and the related notes filed with this Form 8-K.

In this Form 8-K, references to “we,” “our,” “us,” “RES,” the “Company” or the “Registrant” refer to Reel Estate Services, Inc., a Nevada corporation.

Item 1.01 Entry into a Material Definitive Agreement

December 28, 2007, Reel Estate Services, Inc.(“RES”) entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), with Time Lending Sub, Inc., a newly-formed Nevada corporation (hereinafter “RES Sub”) and Linda Rutter, the owner of 1,500,000 shares of RES Common Stock and the sole Director and officer of RES (the “Principal”); and Boomj.com, Inc., a Nevada corporation(“BOOMJ”), pursuant to which RES Sub agreed to merge with and into BOOMJ (the “Merger”). In connection with the Merger, Reel Estate Services agreed to issue, pursuant to an exemption proved under Section 4(2) of the Securities Act of 1933, as amended, 2.02 shares of Reel Estate Services for each common stock equivalent of BOOMJ, in exchange for all of the issued and outstanding stock of BOOMJ. Other Material terms and conditions of the merger include:

In addition, prior to the Merger, Reel Estate Services agreed to cancel 1,500,000 shares held by Linda Rutter, the recent officers and directors of Reel Estate Services of the 3,150,000 issued and outstanding. The cancelation will be preformed in two tranches, in exchange for $125,000 cash payment at the closing of the Merger, 750,000 shares of Principal’s RES Common Stock were cancelled upon receipt of the payment; the remaining 750,000 shares of Principal’s RES Common Stock will be held in escrow and shall be cancelled upon payment to Principal of $125,000 on or before January 31, 2008.

Prior to the merger, Reel Estate Services settled all outstanding payables and affiliate payables, and liquidated certain assets;

Upon the closing of the Merger, Linda Rutter received a five year warrant to purchase 825,000 shares of RES Common Stock and the strike price of such warrants is $0.93 per share.

In connection with the merger, Reel Estate Services raised $500,000 in a private offering to accredited investors, which offering closed on the completion of the merger. The securities offered were 12% convertible one year promissory notes. These securities have a voluntary conversion feature to convert into a unit from a contemplated offering. A unit is comprised of (i) one share of stock at $0.70 per unit and (ii) one warrant to purchase one share of common stock at an exercise price of $1.05 per share. Notwithstanding the foregoing, the Company can not give any assurances that the contemplated offering will be consummated or that the terms of the contemplated offering will be as set forth above.

Prior to the merger, BOOMJ has an authorized capitalization consisting of 50,000,000 shares of common stock, $.001 par value (“BOOM Common Stock”), of which 17,058,448 shares shall be issued and outstanding as of the date of the closing of the Merger, and 10,000,000 shares of preferred stock, $.001 par value (“BOOM Preferred Stock”), of which, no shares shall be issued and outstanding as of the date of the closing of the Merger; and upon closing of the merger these shares will be exchanged for 34,458,067 shares of RES Common Stock through RES Sub.

As soon as practical after the merger, Reel Estate Services intends to hold a shareholders’ meeting to change of its name to “Boomj.com, Inc.”  Reel Estate Services also intends to apply for a change in its trading symbol.

In the Reorganization Agreement, concurrent with the closing of the transaction, (a) all current officers of the Registrant resigned from their positions with the Registrant, and (b) BOOMJ’s officers were appointed by the existing members of the Board of Directors of the Registrant (“Existing Members”), and (c) the Existing Members of BOOMJ’s current board of directors were appointed to the Board of the Registrant (the “BOOMJ Directors”).

Reel Estate Services is the legal acquirer as the two entities merged. However, since Reel Estate Services is now a public shell company, which has a nominal amount of net assets, the merger has been treated as a recapitalization of BOOMJ and an acquisition of the assets and liabilities of Reel Estate Services by BOOMJ. Though Reel Estate Services was the legal acquirer in the merger, BOOMJ was the accounting acquirer. Therefore at the date of the merger the historical financial statements of BOOMJ become those of Reel Estate Services.

Item 2.01 Completion or Acquisition or Disposition of Assets

We refer to Item 1.01 above, “Entry into Material Definitive Agreement” and incorporate the contents of that section herein, as if fully set forth under this Section 2.01.

From and after the Closing of the Merger, our primary operations consist of the business and operations of the Boomj.com, Inc. Therefore, we are disclosing information about Boomj’s business, financial condition, and management in this Form 8-K. In this Form 8-K, references to the “combined entity” refer to the Company and Boomj as a combined entity.

DESCRIPTION OF BUSINESS

Our History

Real Estate Services Inc. ("Reel Estate” or the Company") was incorporated in Nevada as a development stage company on January 12th, 2006 to create a web-based service that lists properties across the globe that are available for rental and/or use by film and television companies as filming locations. Traditionally companies looking to film in an ideal location will retain the services of brokers who will scout locations on the company’s behalf and in turn will charge a commission on the rental of the location.  Management believed that with the introduction of Reel Estate Services this process will become obsolete.  The mission of Reel Estate was to make listing and searching for locations the easiest, most accessible, and cost-effective method available through its website, www.reelestateservices.com , filling a void now in the market. This business model has now been superseded. - See “Business Overview” below.

Miss Leah Balderson was its President, CFO, and Director. Miss Balderson purchased 1,000,000 shares of our common stock effective February 16, 2006 for an aggregate purchase price of $10,000.  Jeffrey Hunter one of Reel Estate Services directors purchased 250,000 shares of our common stock effective July 20, 2006 for an aggregate purchase price of $2,500. Ian Pedersen one of Reel Estate Services directors purchased 250,000 shares of our common stock effective July 28, 2006 for an aggregate purchase price of $2,500.

On October 31, 2006 Reel Estate Services completed an offering of 1,650,000 shares of its common stock at a price of $0.02 per share to a total of thirty four (31) purchasers.  The total amount we received from this offering was $33,000.

On October 25, 2007 Linda Rutter purchased 1,500,000 shares of the Company's common stock from Ian Pedersen, Jeffrey Hunter and Leah Balderson. The 1,500,000 shares purchased by Ms. Rutter represent approximately 48% of the outstanding shares of the Company's common stock.

On October 25, 2007 Leah Balderson resigned as an officer and director of the Company and Mr. Pedersen and Mr. Hunter resigned as directors of the Company. Prior to their resignation Ms. Rutter was appointed as President, Chief Financial Officer, Secretary and a director.

Boomj.com Reverse Acquisition and Related Financing

On December 28, 2007, Reel Estate Services, Inc. entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), with Time Lending Sub, Inc., a newly-formed Nevada corporation (hereinafter “RES Sub”) and Boomj.com, Inc., a Nevada corporation, pursuant to which RES Sub agreed to merge with and into BOOMJ (the “Merger”). In connection with the Merger, Reel Estate Services agreed to issue, pursuant to an exemption proved under Section 4(2) of the Securities Act of 1933, as amended, 2.02 shares of Reel Estate Services for each common stock equivalent of BOOMJ, in exchange for all of the issued and outstanding stock of BOOMJ.

In addition, prior to the Merger, Reel Estate Services agreed to cancel 1,500,000 shares held by Linda Rutter, the recent officer and sole director of Reel Estate Services. The cancelation is to be preformed in two tranches, in exchange for $125,000 cash payment at the closing of the Merger, 750,000 shares of Principal’s RES Common Stock shall be cancelled upon receipt of such payment; the remaining 750,000 shares of Principal’s RES Common Stock shall be held in escrow and shall be cancelled upon payment to Principal of $125,000 on or before January 31, 2008.

Prior to the merger, Reel Estate Services settled all outstanding payables and affiliate payables, and liquidated certain assets;

Upon the closing of the Merger, Linda Rutter received a five year warrant to purchase 825,000 shares of RES Common Stock and the strike price of such warrants shall be $0.93 per share.

In connection with the merger, Reel Estate Services raised $500,000 in a private offering to accredited investors, which offering closed on the completion of the merger. $125,000 of the proceeds was used to purchase the common stock shares from Ms. Rutter; $77,258 of the proceeds was used for transaction fees with the balance of $297,742 remaining in the Company.

As soon as practical after the merger, Reel Estate Services intends to change of its name to “Boomj.com, Inc.”  In conjunction with the name change Reel Estate Services will apply for a change in its trading symbol. In the Reorganization Agreement, concurrent with the closing of the transaction, (a) all current officers of the Registrant resigned from their positions with the Registrant, and BOOMJ’s officers were appointed by the existing members of the Board of Directors of the Registrant (“Existing Members”), and (b) the Existing Members elected BOOMJ’s current board of directors to the Board of the Registrant (the “BOOMJ Directors”).

DESCRIPTION OF BUSINESS

BUSINESS OVERVIEW

General

BOOMj.com is an early-stage, development company with a limited operating history that launched its Website www.Boomj.com in January 2007. Our Website is intended to be a social, political, and financial and lifestyle network focused on providing diversified media, compelling content and advertising targeting Baby Boomers and Generation Jones. The targeted market for our Website consists of Baby Boomers and Generation Jones, a population group consisting of the 78 million Americans born between 1946 and 1964, according to the U.S. Census Bureau.

Baby Boomers and Generation Jones not only have a lot of free time, but they will also have some $1 trillion of disposable income and the desire to spend it, according to the Thompson Report They’ll have more years than their Depression-era parents to spend their money, too: Today, the additional life expectancy of someone who reaches 65 is 18 additional years, on average, according to The Pew Internet & American Life Project April 2003. Meanwhile, almost 8,000 people a day are turning 60 this year, according to The Pew Internet & American Life Project April 2003. We believe Baby Boomers and Generation Jones need engagement and information as to what to do with the rest of their lives. We believe that there is a unique chance to craft a better Internet experience for people that fall into this age demographic. The Baby Boomers and Generation Jones is the fastest-growing group on the Internet, according to surveys conducted by the Pew Internet & American Life Project. Presently only half of 60-year-olds and one-quarter of people in their 70’s use the Internet on a regular basis. Aging Boomj’s who gained Internet knowledge in the workplace will dramatically increase the older online population, according to research completed by Pew Internet & American Life Project.

As a social networking website, it is critical that we are able to attract advertisers. We hope to attract advertisers that are targeting BoomJs. Our goal is to deliver compelling and targeted content, timely and focused marketing strategies and cutting-edge technologies to Boomj’s in order to get them to visit and revisit our online site.

Business Model

BOOMj.com’s business model is intended to fully leverage and exploit the potential synergy among the Company’s potential revenue streams: content, advertising, e-commerce store, and discount travel opportunities. The concept for BOOMj.com was developed to address the perceived opportunity and need for a specific social networking Website for Baby Boomers and Generation Jones. At the center of our business model is the ability to create cross-selling opportunities and develop superior economics by driving member traffic to the Website through an aggressive marketing campaign featuring our social network capabilities and our e-commerce platform. Through the BOOMj.com Store, the e-commerce site (presently stocked with over 1.7 million name brand products) offers items ranging from books, digital cameras, kitchen and bath items and office supplies. With the evolution of the Internet and the emergence of social e-commerce, BOOMj.com intends to monetize each user/member across each platform and add additional revenues.

Revenue Model

BOOMj.com’s revenue model consists of advertising revenues, generated through the sale of banner and text ads; streaming video ads and sponsorships programs; and commissions through affiliate marketing programs. Revenue is also generated through the Company’s e-commerce platform from the sale of a wide range of products to our members. And from the sale of products, revenues are generated through commissions, co/op advertising and volume rebates available from our distributors, publishers and manufactures.

Management

BOOMj.com has assembled an experienced management team with more than 100 years of market expertise and a track record for successful implementation of Internet strategies, e-commerce, sales/marketing campaigns and finance. The management team has considerable hands-on experience, melding personality and methodologies from diverse business backgrounds into a highly functional organization. Additionally, management has relationships with a significant number of information aggregators, advertising and product distributors. The management team will be crucial to the successful implementation of the Company’s business strategy.

Capital Requirements

Management estimates that BOOMj.com will require capital of up to $5,000,000 before it will be able to sustain financially from operating revenues alone. It is intended that this funding will be used primarily to fund the general and administrative expense, working capital, marketing and advertising, e-commerce deployment and other expenses associated with the continued development and enhancement of its social network and web property targeting Baby Boomers and Generation Jones.

DESCRIPTION OF OPERATIONS

BOOMj.com’s business strategy has been developed to target and fill the market niche created by the Baby Boomers and the Generation Jones. We have a seasoned management team that has a successful track record in developing and executing early stage companies in the retail, technology, marketing and e-commerce space.

Industry Overview

Social Networking Platforms

Social networking platforms have become one of the most efficient ways of creating large audience groups that compelling content can be directed and created and gain new advertising revenue while creating new commerce models. This is evident by News Corporation’s recent $580 million acquisition of Intermix, Inc., the parent of MySpace.com, and Google’s purchase of YouTube.com for $1.65 billion. This new gateway to the masses has become a valuable tool for even some of the largest media companies today.

We believe the first social networking Website was Classmates.com, which began in 1995. Company of Friends, the online network of Fast Company, the "new economy" business magazine, launched shortly after, in 1997 and introduced business networking to the Internet. Other sites followed, including SixDegrees.com, which began in 1997, Epinions, which introduced the “circle of trust” in 1999, followed by European equivalents Ciao.com, Dooyoo and ToLuna. It was not until 2001 that Websites using the “Circle of Friends” online social networks started appearing. This form of social networking, widely used in virtual communities, became particularly popular in 2002 and flourished with the advent of a Website called Friendster. We estimate that there are over 200 social networking sites. The popularity of these sites rapidly grew, and by 2005 MySpace was getting more page views than Google, according to Alexia.com. Google has a social network called Orkut, launched in 2004. Social networking began to be seen as a component of an Internet strategy around the same time: in March 2005 Yahoo launched Yahoo! 360°, their entry into the field, and in July 2006, News Corporation bought MySpace.

In these communities, an initial set of founding members sends out email messages inviting other potential members of their own personal networks to join the site. New members repeat the process, growing the total number of members and links in the network. Sites then offer features such as automatic address book updates, viewable profiles, online photo galleries, the ability to form new links through "introduction services," and other forms of online social connections. Social networks can also be organized around business connections, as in the case of LinkedIn.

Blended networking is an approach to social networking that combines both offline elements (face-to-face events) and online elements. MySpace, for example, builds on independent music and party scenes, and Facebook mirrors a college community. The newest social networks on the Internet are becoming more focused on niches such as art, tennis, football (soccer), golf, cars, dog owners, and even cosmetic surgery.

Boomj.com’s social, e-commerce, political and lifestyle network places its members into a user-friendly environment with the focus on the Baby Boomers and the newly recognized Generation Jones. BOOMj.com provides an online environment for its members to generate their own content and publish their opinions about such topics as current events, health and finance issues or their favorite travel destination, movie or entertainment artist. Boomj.com is a community for Boomers and Jones to gather, discuss ideas, research information on new products and purchase merchandise.

Most of the social networks on the Internet are public, allowing anyone to join. Organizations, such as large companies, also have access to private social networking applications, known as Enterprise Relationship Management. They install these applications on their own servers and enable employees to share their networks of contacts and relationships to outside people and companies.

BOOMj.com Social Network Platform

The mission of BOOMj.com is to connect like-minded people that enjoy the social aspect of life or collaborating with respect to ideas, and to provide compelling content that can contribute to the quality of our members’ every day life.

With the growing array of Web-based tools, an online social networking site can offer a meeting environment where like-minded individuals or groups can collaborate, converse, and exchange information and ideas through the site’s own technologies. BOOMj.com realizes this and believes that the next natural step is to provide users with the latest online applications facilitating rich, real-time information, communication and video. Boomj.com’s strategy is to provide these tools to our members, thereby encouraging collaboration and providing our users with a channel to meet like-minded people with similar interest.

Web-based tools that we make available to Boomj.com’s members include, but are not limited to:

Health	Blogs	Woman
Personal profile page	Peer to peer shopping	Movies
Groups (blogging)	Social network	Fitness
Real-time chat	E-mail contact information	Nutrition
Stock quotes	Forums	Lifestyle
Financial charts	Classifieds	Politics
Video blogs	Shopping
Travel	Entertainment

The BOOMj.com Politics Network

BOOMj.com is a political Website offering opinions, news, polls and analysis for visitors from across the political spectrum. With propriety technology, BOOMj.com culls selected columns, magazine articles and Internet write-ups to deliver readers news from all points of the political compass and cover the important issues of the day by tapping into millions of Web blogs and hundreds of newspapers everyday.

The BOOMj.com Finance Network

BOOMj.com offers news and headlines services that its members can draw on for financial data based on symbols, markets or by broader references to more than 400 demographic categories.  Members can enter symbols for equities of their choice and receive sequentially relevant news stories with just a click.

BOOMj.com and its market and sector-based news reports allow our members to gain broader knowledge about the industries they wish to follow.

The BOOMj.com Health Network

The objective of the BOOMj.com health network is to provide concise and credible health, fitness, and nutrition information to our members. We believe Baby Boomers and Generation Jones are actively searching for ways to stay healthy and want to be presented with information that is clear and easy to understand. To that end BOOMj.com health network has developed a collection of owned and operated Websites and multi media affiliate properties providing timely, in depth health and fitness information. BOOMj.com health network encompasses personalized tools and resources and connections to a community of leading experts and people seeking to manage and improve their health and wellness.

The BOOMj.com Lifestyle Network

BOOMj.com aims to provide its members with the latest information on lifestyle attitudes and changes.

The BOOMj.com Women Network

Many Baby Boomers and Generation Jones women are in their peak earning years and have the freedom to spend their money on what they want. In addition, according to recent ACNielsen data, 33.3 percent of Boomer women report they oversee the entire family’s finances, compared to only 5 percent in 1962. BOOMj.com understands that the Baby Boomer and Generation Jones women are redefining their age and their role. By providing specific content geared towards the Boomer woman in our various platforms such as: finance, health, entertainment, travel, and shopping; BOOMj.com has not forgotten about the Boomer woman or more importantly her financial power.

The BOOMj.com Travel Network

BOOMj.com provides travel deals from more than 200 advertisers. The goal of the Company is to bring to its members the best and smartest information, so our members can make the best informed decisions on their travel needs at the lowest possible price.

The BOOMj.com Movies and Entertainment Network

BOOMj.com provides the latest movie news ranging from current reviews to show times and ticket sales. Our members can find out everything about movies in one stop and have access to trailers, upcoming releases and exclusive commentary on the movies they want to see.

Boomj.com’s Entertainment News gives Boomj’s the inside scoop on what is happening inside the industry. Boomj’s can find the latest fashions, diets, and celebrity gossip from breakups to hookups.

The BOOMj.com Store

We already have relationships with manufacturers, book publishers, equipment wholesalers and educational information developers, namely Baker & Taylor, Tech Data, and New Age Electronics. The BOOMj.com Store’s database is presently stocked with over 1.7 million name brand products. Our members can choose top name brands items on selected categories like the following:

Books	Consumer electronics	Linens	Office supplies
Cameras	Kitchen and Bath	Music	Travel
Computers	House wares	Home Furnishing	Sunglasses
Luggage	Watches	Cosmetics	Health/Nutrition

Competition

There is intense competition for Web-based business and compelling content as it is related to social, political and financial information and e-commerce. We expect this competition to continue to increase. We face formidable competition in every aspect of our business, and particularly from other companies that seek to connect people with information and entertainment on the web. Such competitors include seniorjournal.com, boomerwomenspeak.com, aginghipsters.com, 50Plus.com, generationjones.com, Eons.com, AARP, YouTube, My Space, Craig’s List, Evite, Shutterfly and Facebook.

In addition, we will be competing with other Internet companies, such as ecommerce companies, general purpose consumer online services, such as America Online and Microsoft Network; online services or Websites targeting business and financial needs, such as TheStreet.com and Motley Fool; and other web “portal” companies, such as Excite, Infoseek, Yahoo! and Lycos.

In addition to Internet companies, we face competition from companies that offer traditional media advertising opportunities, including television, radio and print. This would include such companies as The Wall Street Journal, CNN and CNBC.

TARGETING BOOMERS

Many enterprises have been successful by following the "Baby Boomer" and the new demographic phenomenon “Generation Jones”—group of Americans born between 1946 and 1964—as it matures. After all, it was this 78 million-strong segment that bought hula hoops and Frisbees in the 1950s, and crowded colleges in the 1960s. And now, as the oldest baby boomers have hit 60, companies across the country are faced with a demographic shift.

To quantify this new reality, the number of adults 35 years old or less declined a total of 8.3 million between 1990 and 2000, while the number of adults older than 50 grew by 12.2 million, according to according to Rick Adler, founder of The Senior Network. An estimated one-third of the U.S. population will be age 50 or older by 2010, up from one-quarter in 1991, also according to Rick Adler, presenting abundant opportunities for alert businesses in every sector that can successfully meet the needs, tastes and concerns of this influential and affluent niche.

Rick Adler, the founder of The Senior Network, a marketing and research company geared to older consumers: states "Simply based on population growth trends, if a product is marketed to the 50-plus audience and maintains its market share, it should increase in sales by 35 to 50 percent in the next 20 years.”

“From a marketing point of view when you look at who has the money right now its Baby Boomers,” said Ann Wasik, spokeswoman for Ameriprise Financial, which is among the increasing number of advertisers developing campaigns targeted to maturing Boomers.

Some industry experts see a change in the attitude towards Boomers as more studies are conducted to better measure audience response to advertising and its relationship to buying habits.

One such study is the Project Apollo program. Developed by Arbitron and VNU's Media Measurement and Information Group, the pilot program samples over 5,000 AC Nielsen households to gauge media usage, commercial exposure and product purchases.

Marketing Strategy

Boomj.com’s marketing strategy is targeted and customized to its network members. We utilize a phased-in marketing approach that begins with a database acquisition initiative, targeting relevant profile groups based on answers to questions about their interest concerning participation in social, financial, political, health and travel communities.

Boomj.com’s marketing is comprised of the following strategies:

Online Marketing Strategy

Boomj.com’s online marketing strategies include a branding campaign, a email marketing campaign and affiliate program targeted to our specific demographic, promotional contests and giveaways to include free trips to Hawaii, Las Vegas and free name brand electronics such as Sony LCD televisions, Casio digital cameras, Apple iPods and the new Microsoft Zune player. The goal is to motivate potential consumers to sign up for free to the BOOMj.com social network site and monetize the relationship through our various verticals (shopping, health and travel). Boomj.com’s goal is to partner with a variety of Web properties, bloggers and major corporations on and off the Web to establish the BOOMj.com name. In addition we have implemented a Search Engine Optimization /Search Engine Management program designed to optimize our presence on the Internet search engines with the focus being on Google, MSN, Lycos and Yahoo search.

Offline Marketing Strategy

Boomj.com’s offline marketing strategies include print media, television, radio, trade shows and a branding campaign through our public relations firm. We anticipate that our offline marketing will play a big part in informing our targeted audience about our Website and social community. The Company’s domain name www.boomj.com will be included in all radio and or TV advertising we do. BOOMj.com will attend and exhibit at selected tradeshows to gain exposure and market share in the baby boomer and Generation Jones social community. The Company also has a variety of co-brand and sponsorship opportunities that we plan to leverage to round out the Company’s marketing efforts.

BOOMj.com marketing program addresses the following four concepts:

1. The customer’s experience: BOOMj.com marketing initiative is predicated upon knowing the member base and communicating with those members in a credible way that will sustain their interest.

2. Privacy protection is part of the BOOMj.com brand promise: BOOMj.com understands that the Company’s most valuable asset is prospects and members with whom the Company interacts. When tied to privacy protection, brand can become synonymous with trust. The Company believes that when trust increases, members will share more information with BOOMj.com—information that competitors do not have.

3. Make sure our members know who we are: In a recent survey conducted by Forrester Research on why U.S. online households responded to marketing initiatives, the respondents said because they recognize the sender. Our marketing plan is based on the ability to deliver the message by creating a uniform “from” line to help ensure easy recipient recognition and identifying a process and platform to deliver marketing materials in a consistent format.

4. Always measure our marketing plan’s impact with our users: Performance metrics such as open and click-through rates or direct revenue will remain valuable tools for measuring marketing campaign effectiveness. However, in today’s Internet, we believe marketing must be tied to relationship strategies. How relevant is the campaign’s content? Is the content targeted at offering the highest value to users? We believe that by using piloting and testing methods, over time BOOMj.com can benchmark performance to help ensure marketing campaigns are meeting user’s needs and providing a positive user/member experience consistent with other channels.

Demographic and marketing technology

In order to effectively target our marketing and advertising programs and the potential impact, we believe that in today’s competitive environment, where members’ knowledge is ultimately the key to any company’s growth and success, it is important to develop a proprietary data base identifying key lifestyle information. In this manner, we will be able to maximize our marketing and advertising investment and successfully deploy new marketing campaigns. BOOMj.com will utilize demographic market segmentation as the most effective way to insure that sales and marketing time is made as productive as possible.

Effective market segmentation requires knowledge of how to segment data and an understanding of how to properly interpret the data that exists. Through the BOOMj.com member enrollment process and ongoing relationship, we immediately enable ourselves to segment our members by not only their interest, but by their buying patterns, too.

Technology

We use our information technology systems (“IT”) as a source of competitive advantage. The one size fits all concepts simply do not work in today’s competitive Internet environment. We have broken our technology initiatives into the following components:

Infrastructure

We have out-sourced our database and hosting requirements to RackSpace. RackSpace will host, maintain and backup all production elements such as Website, database, and third party content applications, providing unlimited growth and expandability options. RackSpace will also provide network security and battery backup solutions for the Company.

Social Network: BOOMj.com has developed an integrated method for social network management, information data-mining retrieval and ubiquitous computing technology. BOOMj.com also employs several advanced techniques to extract relations of persons, detect groups of persons, and obtain keywords on cross matrix techniques. Infrastructure topology includes backend Oracle database along with Microsoft.NET front end.

E-commerce: Using Google’s approach on information exchange, BOOMj.com has expanded the indexing grid to various proprietary cross-selling techniques that enhances detailed information on products as well as ease of use.

Shopping: Using Boomj.com’s comprehensive “engaging content” engine and award winning “time-saving navigation” system, members can enjoy the benefit of fewer clicks for more of what they are looking for. Again, smart consumers demand simple and easy comparison shopping features that take the stress out of online shopping, leading them straight to the products they're seeking while saving them time and money.

News Feeds: BOOMj.com has developed a multidimensional “News Feed” system establishing new rule sets in validity and reliability of source provider data feeds. This enterprise “News Feed” database repository system allows logistical filtering while maintaining quality information.

Employees

We currently have twenty employees of which four are listed as executives and or officers of the Company. None of our employees are represented by a labor union. We have not experienced any work stoppages and consider our relations with our employees to be good.

Government Regulation

We are subject to a number of foreign and domestic laws and regulations that affect companies conducting business on the internet. In addition, laws and regulations relating to user privacy, freedom of expression, content, advertising, information security and intellectual property rights are being debated and considered for adoption by many countries throughout the world. We face risks from some of the proposed legislation that could be passed in the future.

In the U.S., laws relating to the liability of providers of online services for activities of their users and other third parties are currently being tested by a number of claims, which include actions for defamation, libel, invasion of privacy and other data protection claims, tort, unlawful activity, copyright or trademark infringement and other theories based on the nature and content of the materials searched, the ads posted or the content generated by users. Certain foreign jurisdictions are also testing the liability of providers of online services for activities of their users and other third parties. Any court ruling that imposes liability on providers of online services for activities of their users and other third parties could harm our business.

Likewise, a range of other laws and new interpretations of existing laws could have an impact on our business. For example, in the U.S. the Digital Millennium Copyright Act has provisions that limit, but do not necessarily eliminate, our liability for listing, linking or hosting third-party content that includes materials that infringe copyrights or other rights. The Child Online Protection Act and the Children’s Online Privacy Protection Act restrict the distribution of materials considered harmful to children and impose additional restrictions on the ability of online services to collect information from children under 13. In addition, the Protection of Children from Sexual Predators Act of 1998 requires online service providers to report evidence of violations of federal child pornography laws under certain circumstances. The costs of compliance with these laws may increase in the future as a result of changes in interpretation. Furthermore, any failure on our part to comply with these laws may subject us to significant liabilities.

Similarly, the application of existing laws prohibiting, regulating or requiring licenses for certain businesses of our advertisers, including, for example, online gambling, distribution of pharmaceuticals, adult content, financial services, alcohol or firearms, can be unclear. Application of these laws in an unanticipated manner could expose us to substantial liability and restrict our ability to deliver services to our users. For example, some French courts have interpreted French trademark laws in ways that would, if upheld, limit the ability of competitors to advertise in connection with generic keywords.

We are also subject to federal, state and foreign laws regarding privacy and protection of user data. We post on our website our privacy policies and practices concerning the use and disclosure of user data. Any failure by us to comply with our posted privacy policies or privacy-related laws and regulations could result in proceedings against us by governmental authorities or others, which could potentially harm our business. In addition, the interpretation of data protection laws, and their application to the internet, in Europe and other foreign jurisdictions is unclear and in a state of flux. There is a risk that these laws may be interpreted and applied in conflicting ways from country to country and in a manner that is not consistent with our current data protection practices. Complying with these varying international requirements could cause us to incur additional costs and to have to change our business practices. Further, any failure by us to protect our users’ privacy and data could result in a loss of user confidence in our services and ultimately in a loss of users, which could adversely affect our business.

In addition, because our services are accessible worldwide, certain foreign jurisdictions may claim that we are required to comply with their laws, even where we have no local entity, employees or infrastructure.

Intellectual Property

Our trademarks, trade secrets, copyrights and other intellectual property rights are important assets for us. On January 25, 2007 we finished the application process to register with the U.S. Patent and Trademark office our mark: BOOMj.com, Inc. (standard characters) and the Company’s logo BOOMj.com (stylized and /or with design). We also registered our mark: BOOMER Nation Lifestyle Network (standard characters) at the same time.

We hold the Internet domain names www.boomj.com, boomj.net and boomj.org. We also hold the Internet domain names www.myboomj.com, myboomj.net, and myboomj.org. We completed the domain registration process on January 26, 2007. Under current domain name registration practices, no one else can obtain an identical domain name, but someone might obtain a similar name, or the identical name with a different suffix, such as “.org,” or with a country designation.

CORPORATE INFORMATION

Reel Estate Services, Inc.
9029 South Pecos, Suite 2800
Henderson, NV 89074
702.784.7614
Contact: Mark Noffke Chief Financial Officer

RISK FACTORS

Risks Related to Our Business and Industry

We have a limited operating history upon which an evaluation of our prospects can be made. For that reason, it is difficult to judge our prospects.

We were organized on November 14, 2006 and have had limited operations since our inception upon which to evaluate our business prospects. As a result, investors do not have access to the same type of information in assessing their proposed investment as would be available to purchasers in a company with a history of prior operations. We face all the risks inherent in a new business, including the expenses, difficulties, complications and delays frequently encountered in connection with conducting operations, including capital requirements and management’s potential underestimation of initial and ongoing costs. We also face the risk that we not be able to effectively implement our business plan. If we are not effective in addressing these risks, we will not operate profitably and we may not have adequate working capital to meet our obligations as they become due.

We will need significant additional capital, which we may be unable to obtain.

Our capital requirements in connection with our development activities and transition to commercial operations have been and will continue to be significant. We will require additional funds to continue research, development and testing of our technologies and products, to obtain intellectual property protection relating to our technologies when appropriate, and to market our products. There can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all.

If our strategy is unsuccessful, we will not be profitable and our stockholders could lose their investment.

There is no track record for companies pursuing our strategy, and there is no guarantee that our strategy will be successful or profitable. If our strategy is unsuccessful, we may fail to meet our objectives and not realize the revenues or profits from the business we pursue that may cause the value of BOOMJ.com to decrease, thereby potentially causing our stockholders to lose their investment.

We may not be able to effectively control and manage our growth, which would negatively impact our operations.

If our business and markets grow and develop it will be necessary for us to finance and manage expansion in an orderly fashion. We may face challenges in managing expanding product and service offerings and in integrating any acquired businesses with our own. Such eventualities will increase demands on our existing management, workforce and facilities. Failure to satisfy increased demands could interrupt or adversely affect our operations and cause administrative inefficiencies.

We may be unable to successfully execute any of our identified business opportunities or other business opportunities that we determine to pursue.

We currently have a limited corporate infrastructure. In order to pursue business opportunities, we will need to continue to build our infrastructure and operational capabilities. Our ability to do any of these successfully could be affected by any one or more of the following factors:

•	our ability to raise substantial additional capital to fund the implementation of our business plan;

•	our ability to execute our business strategy;

•	the ability of our services to achieve market acceptance;

•	our ability to manage the expansion of our operations and any acquisitions we may make, which could result in increased costs, high employee turnover or damage to customer relationships;

•	our ability to attract and retain qualified personnel;

•	our ability to manage our third party relationships effectively; and

•	our ability to accurately predict and respond to the rapid technological changes in our industry and the evolving demands of the markets we serve.

Our failure to adequately address any one or more of the above factors could have a significant impact on our ability to implement our business plan and our ability to pursue other opportunities that arise.

Our business depends on the development of a strong brand, and if we do not develop and enhance our brand, our ability to attract and retain subscribers may be impaired and our business and operating results may be harmed.

We believe that our brand will be a critical part of our business. Developing and enhancing our brand may require us to make substantial investments with no assurance that these investments will be successful. If we fail to promote and develop the ‘‘BOOMJ.com’’ brand, or if we incur significant expenses in this effort, our business, prospects, operating results and financial condition may be harmed. We anticipate that developing, maintaining and enhancing our brand will become increasingly important, difficult and expensive.

Our intellectual property rights are valuable, and any inability to protect them could reduce the value of our products, services and brand.

Our trademarks, trade secrets, copyrights and other intellectual property rights are important assets for us. Various events outside of our control pose a threat to our intellectual property rights as well as to our products and services. For example, effective intellectual property protection may not be available in every country in which our products and services are distributed or made available through the internet. Also, the efforts we have taken to protect our proprietary rights may not be sufficient or effective. Any significant impairment of our intellectual property rights could harm our business or our ability to compete. Also, protecting our intellectual property rights is costly and time consuming. Any increase in the unauthorized use of our intellectual property could make it more expensive to do business and harm our operating results.

In providing our services we could infringe on the intellectual property rights of others, which may cause us to engage in costly litigation and, if we do not prevail, could also cause us to pay substantial damages and prohibit us from selling our services.

Third parties may assert infringement or other intellectual property claims against us. We may have to pay substantial damages, if it is ultimately determined that our services infringe a third party’s proprietary rights. Even if claims are without merit, defending a lawsuit takes significant time, may be expensive and may divert management’s attention from our other business concerns.

Traffic Levels on our Website can fluctuate, which could materially adversely affect our business.

Traffic levels to the Company’s Website can fluctuate significantly as a result of social, political and financial news events. The demand for advertising, cross promotion and subscriptions on the Company’s Website as well as on the Internet in general can cause changes in rates paid for Internet advertising. This could impede the Company’s ability to renew marketing or advertising agreements and raise budgeted marketing and advertising costs.

Our business may be adversely affected by malicious applications that interfere with, or exploit security flaws in, our products and services.

Our business may be adversely affected by malicious applications that make changes to our users’ computers and interfere with the BOOMJ.com experience. These applications have in the past attempted, and may in the future attempt, to change our users’ internet experience. The interference often occurs without disclosure to or consent from users, resulting in a negative experience that users may associate with BOOMJ.com. These applications may be difficult or impossible to uninstall or disable, may reinstall themselves and may circumvent other applications’ efforts to block or remove them. In addition, we offer a number of products and services that our users download to their computers or that they rely on to store information and transmit information to others over the internet. These products and services are subject to attack by viruses, worms and other malicious software programs, which could jeopardize the security of information stored in a user’s computer or in our computer systems and networks. The ability to reach users and provide them with a superior experience is critical to our success. If our efforts to combat these malicious applications are unsuccessful, or if our products and services have actual or perceived vulnerabilities, our reputation may be harmed and our user traffic could decline, which would damage our business.

We rely on bandwidth providers, data centers or others in providing products and services to our users, and any failure or interruption in the services and products provided by these third parties could harm our ability to operate our business and damage our reputation.

We rely on vendors, including data center and bandwidth providers. Any disruption in the network access or collocation services provided by these providers or any failure of these providers to handle current or higher volumes of use could significantly harm our business. Any financial or other difficulties our providers face may have negative effects on our business. We exercise little control over these vendors, which increases our vulnerability to problems with the services they provide. We license technology and related databases to facilitate aspects of our data center and connectivity operations including internet traffic management services. We have experienced and expect to continue to experience interruptions and delays in service and availability for such elements. Any errors, failures, interruptions or delays in connection with these technologies and information services could harm our relationship with users, adversely affect our brand and expose us to liabilities.

Our systems are also heavily reliant on the availability of electricity. If we were to experience a major power outage, we would have to rely on back-up generators. These back-up generators may not operate properly and their fuel supply could be inadequate during a major power outage. This could result in a disruption of our business.

Our business depends on continued and unimpeded access to the Internet by us and our users. Internet access providers may be able to block, degrade or charge for access to certain of our products and services, which could lead to additional expenses and the loss of users and advertisers.

Our products and services depend on the ability of our users to access the internet, and certain of our products require significant bandwidth to work effectively. Currently, this access is provided by companies that have significant and increasing market power in the broadband and internet access marketplace, including incumbent telephone companies, cable companies and mobile communications companies. Some of these providers have stated that they may take measures that could degrade, disrupt or increase the cost of user access to certain of our products by restricting or prohibiting the use of their infrastructure to support or facilitate our offerings, or by charging increased fees to us or our users to provide our offerings. These activities may be permitted in the U.S. after recent regulatory changes, including recent decisions by the U.S. Supreme Court and Federal Communications Commission and under legislation being considered by the U.S. Congress. While interference with access to our popular products and services seems unlikely, such carrier interference could result in a loss of existing users and advertisers, increased costs, and impair our ability to attract new users and advertisers, thereby harming our revenue and growth.

We face intense competition from social networking sites and other Internet businesses and may not be able to successfully compete.

We face formidable competition in every aspect of our business, and particularly from other companies that seek to connect people with information and entertainment on the web. Such competitors include seniorjournal.com boomerwomenspeak.com, aginghipsters.com, 50Plus.com, generationjones.com, Eons.com, AARP, YouTube, My Space, Craig’s List, Evite, Shutterfly and Facebook.

In addition, we will be competing with other Internet companies, such as ecommerce companies, general purpose consumer online services, such as America Online and Microsoft Network; online services or Websites targeting business and financial needs, such as TheStreet.com and Motley Fool; and other web “portal” companies, such as Excite, Infoseek, Yahoo! and Lycos.

Our competitors have longer operating histories and more established relationships with customers and end users. They can use their experience and resources against us in a variety of competitive ways, including by making acquisitions, investing more aggressively in research and development and competing more aggressively for advertisers and web sites. They may have a greater ability to attract and retain users than we do because they operate internet portals with a broad range of content products and services. If our competitors are successful in providing similar or better web sites, more relevant advertisements or in leveraging their platforms or products to make their web services easier to access, we could experience a significant decline in user traffic or in the size of our network. Any such decline could negatively affect our revenues.

We face competition from traditional media companies, and we may not be included in the advertising budgets of large advertisers, which could harm our operating results.

In addition to Internet companies, we face competition from companies that offer traditional media advertising opportunities, including television, radio and print. This would include such companies as The Wall Street Journal, CNN and CNBC. Most large advertisers have set advertising budgets, a very small portion of which is allocated to internet advertising. We expect that large advertisers will continue to focus most of their advertising efforts on traditional media. If we fail to convince these companies to spend a portion of their advertising budgets with us, or if our existing advertisers reduce the amount they spend on our programs, our operating results would be harmed.

If we do not continue to innovate and provide products and services that are useful to users, we may not remain competitive, and our revenues and operating results could suffer.

Our success depends on providing products and services that make using the internet a more useful and enjoyable experience for our users. Our competitors are constantly developing innovations in web based products and services. As a result, we must continue to invest significant resources in research and development in order to enhance our existing products and services and introduce new products and services that people can easily and effectively use. If we are unable to provide quality products and services, then our users may become dissatisfied and move to a competitor’s products and services. Our operating results would also suffer if our innovations are not responsive to the needs of our users and members, are not appropriately timed with market opportunities or are not effectively brought to market. As internet broadcasting technology and social networks continue to develop, our competitors may be able to offer products and services that are, or that are seen to be, substantially similar to or better than ours. This may force us to compete in different ways and expend significant resources in order to remain competitive.

We need to enter into strategic relationships with other Websites. If we are unable to do so, our revenues and operating results will suffer.

The Company will need to establish and maintain strategic relationships with other Websites to attract users, advertisers and compelling content. There is intense competition for placements and cross promotion on these sites, and the Company may not be able to enter into relationships on commercially reasonable terms or not at all. In addition the Company may have to pay significant fees to establish and maintain these relationships.

Our business model is dependent upon continued growth in the use of the Internet by our target demographic, and acceptance of our services by our target demographic. If such growth and acceptance do not occur, our business will suffer.

The Company’s business model depends on increasing demand for the Company’s content and e-commerce initiatives from the Baby Boomers and the Generation Jones. This in turn depends on this demographic continuing to increase their use of the Internet for obtaining information pertaining to social, political, financial and lifestyle events and conducting commercial transactions. There can be no assurance that such growth will continue, or that our services will be accepted by this demographic. If such growth and acceptance does not occur, our business will be materially adversely affected.

We rely on highly skilled personnel and, if we are unable to retain or motivate key personnel or hire qualified personnel, we may not be able to grow effectively

The success of the Company depends in large part upon the abilities and continued service of its executive officers and other key employees, particularly Mr. Robert J. McNulty, Chairman / CEO, Chief Executive Officer, Mr. Mark V. Noffke, Executive Vice President of Finance and CFO, Mr. Mark Doumani Senior Vice President of Business Development, Mr. Murray Williams, Senior Vice President-Strategic Planning and Ms. Wendy Borow-Johnson, President of Media. There can be no assurance that the Company will be able to retain the services of such officers and employees. The failure of the Company to retain the services of Messrs. McNulty, Noffke, Doumani, Williams and or Ms. Borow-Johnson and other key personnel could have a material adverse effect on the Company. The Company at the present time has no employment agreements, no key person insurance policies and no non-compete agreements with the above referenced individuals. In order to support its projected growth, the Company will be required to recruit effectively, hire, train and retain additional qualified management personnel. The inability of the Company to attract and retain the necessary personnel could have a material adverse effect on the Company.

Risks Related to Ownership of our Common Stock

There is no trading market for our common stock and as a result you may not be able to sell our common stock.

There is no market for our common stock and there may never be a market for our common stock. We do not anticipate that a market for our common stock will develop, if at all, until after a registration statement registering the former BOOMJ shareholders common stock is filed and declared effective. In the absence of an active trading market, you may have difficulty buying and selling or obtaining market quotations; the market visibility for our stock may be limited, and the lack of visibility for our common stock may have a depressive effect on the market price for our common stock.

If a market for our common stock develops, there is a significant risk that our stock price may fluctuate dramatically which could negatively impact your investment in our common stock.

Although there is no market for our common stock, if a market for our common stock develops, there is a significant risk that our stock price may fluctuate dramatically in the future in response to any of the following factors, some of which are beyond our control including:

•  variations in our quarterly operating results;

•  announcements that our revenue or income are below or that costs or losses are greater than analysts’ expectations;

•  general economic slowdowns;

•  sales of large blocks of our common stock;

•  announcements by us or our competitors of significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments;

•  fluctuations in stock market prices and volumes;

•  concern by potential investors that the large number of shares of common stock which may be sold pursuant to this prospectus may have a downward effect upon the market price of the stock; and

•  the effect of sales pursuant to this prospectus on the trading volume of our common stock.

Dramatic fluctuations in the price of our common stock may make it difficult to sell our common stock.

Because we are not subject to compliance with all rules requiring the adoption of certain corporate governance measures, our stockholders have limited protections against interested director transactions, conflicts of interests and similar matters.

The Sarbanes-Oxley Act of 2002, as well as rule changes proposed and enacted by the Securities and Exchange Commission, the New York and American Stock Exchanges and the NASDAQ Stock Market as a result of Sarbanes-Oxley requires the implementation of various measures relating to corporate governance. These measures are designed to enhance the integrity of corporate management and the securities markets and apply to securities which are listed on those exchanges or the NASDAQ Stock Market. Because we are not listed on these exchanges we are not presently required to comply with many of the corporate governance provisions and because we chose to avoid incurring the substantial additional costs associated with such compliance any sooner than necessary, we have not yet adopted all of these measures. We are not in compliance with requirements including, but not limited to, the distribution of annual and interim reports, the holding of stockholders meetings and solicitation of proxies for such meetings and requirements for stockholder approval for certain corporate actions. Until we comply with such corporate governance measures, regardless of whether such compliance is required, the absence of such standards of corporate governance may leave our stockholders without protections against interested director transactions, conflicts of interest and similar matters and investors may be reluctant to provide us with funds necessary to expand our operations.

Failure to achieve and maintain effective internal controls in accordance with section 404 of the Sarbanes-Oxley act could have a material adverse effect on our business and operating results and stockholders could lose confidence in our financial reporting.

Effective internal controls are necessary for us to provide reliable financial reports and effectively prevent fraud. If we cannot provide reliable financial reports or prevent fraud, our operating results could be harmed. We may be required to document and test our internal control procedures in order to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act, which requires increased control over financial reporting requirements, including annual management assessments of the effectiveness of such internal controls and a report by our independent registered public accounting firm addressing these assessments. Failure to achieve and maintain an effective internal control environment, regardless of whether we are required to maintain such controls, could also cause investors to lose confidence in our reported financial information, which could have a material adverse effect on our stock price.

Because we are subject to the “penny stock” rules, you may have difficulty in selling our common stock.

Our common stock is subject to regulations of the SEC relating to the market for penny stocks. Penny stock, as defined by the Penny Stock Reform Act, is any equity security not traded on a national securities exchange or quoted on the NASDAQ National or Capital Market that has a market price of less than $5.00 per share. The penny stock regulations generally require that a disclosure schedule explaining the penny stock market and the risks associated therewith be delivered to purchasers of penny stocks and impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors. The broker-dealer must make a suitability determination for each purchaser and receive the purchaser’s written agreement prior to the sale. In addition, the broker-dealer must make certain mandated disclosures, including the actual sale or purchase price and actual bid offer quotations, as well as the compensation to be received by the broker-dealer and certain associated persons. The regulations applicable to penny stocks may severely affect the market liquidity for your common stock and could limit your ability to sell your securities in the secondary market.

As an issuer of “penny stock”, the protection provided by the federal securities laws relating to forward looking statements does not apply to us.

Although federal securities laws provide a safe harbor for forward-looking statements made by a public company that files reports under the federal securities laws, this safe harbor is not available to issuers of penny stocks. As a result, if we are a penny stock, we will not have the benefit of this safe harbor protection in the event of any legal action based upon a claim that the material provided by us contained a material misstatement of fact or was misleading in any material respect because of our failure to include any statements necessary to make the statements not misleading. Such an action could hurt our financial condition.

Our management collectively beneficially own 17.6% of our outstanding common stock, and this concentration of ownership may have the effect of preventing a change in control.

Mr. Robert J. McNulty, Chairman and Chief Executive Officer of the Company, Ms. Wendy Borow-Johnson President of Media, Mr. Mark V. Noffke Executive Vice President of Finance and CFO, and Mr. Mark Doumani, Senior Vice President Business Development of the Company will beneficially own 1.4%, 1.7%, 5.6%, and 5.0% respectively, of the outstanding shares of Common Stock. As a result, Mr. McNulty and or Ms. Johnson and or Mr. Noffke and or Mr. Doumani if they act in concert, will have the ability to exercise substantial influence over the Company’s business by virtue of their voting power with respect to the election of directors and all other matters requiring action by stockholders. Such concentration of share ownership may have the effect of discouraging, delaying or preventing a change in control of the Company. Approximately 48.1% of the issued and outstanding stock of the Company is held by Linlithgow Holdings LLC, an entity owned and controlled by immediate family members of Mr. Robert J. McNulty. Mr. McNulty is not a member or manager of Linlithgow Holdings LLC and he disclaims any beneficial interests in these shares. Mr. McNulty does not exercise any voting rights in respect of these shares nor does he have any right to dispose of these shares.

The registration and potential sale by the selling stockholders of a significant number of shares could encourage short sales by third parties and could depress our common stock and could have a dilutive effect.

Because there is no public market for our stock, there may be significant downward pressure on our stock price caused by the sale or potential sale of a significant number of shares pursuant to this prospectus, which could allow short sellers of our stock an opportunity to take advantage of any decrease in the value of our stock. The presence of short sellers in our common stock may further depress the price of our common stock. If the selling stockholders sell a significant number of shares of common stock, the market price of our common stock may decline. Furthermore, the sale or potential sale of the offered shares pursuant to the prospectus and the depressive effect of such sales or potential sales could make it difficult for us to raise funds from other sources and could lead to additional dilution.

Mergers of the type we just completed with BOOMJ are often heavily scrutinized by the SEC and we may encounter difficulties or delays in obtaining future regulatory approvals. Historically, the Securities and Exchange Commission and Nasdaq have not generally favored transactions in which a listed stock, and there is a significant risk that we may encounter difficulties in obtaining the regulatory approvals necessary to conduct future financing or acquisition transactions, or to eventually achieve a listing of shares on one of the Nasdaq stock markets or on a national securities exchange. On June 29, 2005, the SEC adopted rules dealing with private company mergers into dormant or inactive public companies. As a result, it is likely that we will be scrutinized carefully by the SEC and possibly by the Financial Industry Regulatory Authority or Nasdaq, which could result in difficulties or delays in achieving SEC clearance of any future registration statements or other SEC filings that we may pursue, in attracting FINRA-member broker-dealers to serve as market-makers in our common stock, or in achieving admission to one of the Nasdaq stock markets or any other national securities market. As a consequence, our financial condition and the value and liquidity of your shares of our common stock may be negatively impacted.

DESCRIPTION OF PROPERTY

BOOMj.com leases two offices, one in Henderson, Nevada, and one in Santa Ana, California. We maintain our principal office in Henderson, Nevada. Our telephone number at that office is (702) 784.7614. The Company’s Henderson office space consists of approximately 4,560 square feet. The lease runs until December 31, 2011 at a cost of $8,892 per month. The Company’s Santa Ana office space consists of approximately 2,513 square feet. The lease runs until April 30, 2008 at a cost of $4,272 per month. We believe our current office space and facilities are sufficient to meet our needs and do not anticipate any difficulty securing alternative or additional space, as needed, on terms acceptable to us.

MANAGEMENT

APPOINTMENT OF NEW DIRECTORS AND OFFICERS

On December 28, 2007 Linda Rutter resigned as President, Chief Financial Officer, Secretary and a director.
Prior to their resignation Mr. Robert J. McNulty was appointed as Chairman and a director, Mark V. Noffke as Chief Financial Officer and Secretary, Mark Doumani as Vice President and Murray Williams as a director.

CURRENT EXECUTIVE OFFICERS, DIRECTORS AND KEY EMPLOYEES

The following table sets forth the names and ages of our directors, executive officers and significant employees as of the date of this Current Report on Form 8-K:

Name	Position	Age
Robert J. McNulty	Chairman	61
Wendy Borow-Johnson	President - Media	55
Mark V. Noffke	Exec. VP, Finance CFO	52
Mark Doumani	Sr. VP Business Development	41
Murray Williams	Director	37

Business Experience

Robert J. McNulty has been our Chairman since January 2007. Mr. McNulty is an accomplished entrepreneur with over twenty-five years of significant experience in Specialty Retail, Branded Consumer Products, Transactional Media TV, Retail and Internet Start-Ups and developing new concepts and technology platforms in the Retail Industry. Since February 1999, Mr. McNulty served as an independent consultant for various companies in those industries. In March 1996, Mr. McNulty founded Shopping.com, an online retailer, selling a broad range of consumer brand name products on the Internet. He served as its President and Chief Executive Officer and was a member of its Board of Directors from its inception. Compaq Computers purchased Shopping.com in February 1999 in all cash transaction for $220 million. Mr. McNulty has been involved with several other retail companies, both public and private, in a broad range of merchandise categories.

Mark V. Noffke has served as our Chief Financial Officer since January 2007. From August 2006 to December 2006, Mr. Noffke was the Chief Financial Officer of Financial Media Group Inc. From May 2004 to August 2006, Mr. Noffke was Chief Financial Officer of National Storm Management, Inc. where he was responsible for taking the company public. From August 2003 to May 2004, Mr. Noffke was a managing director of Striker Pacific Corporation, an investment bank, where he conducted due diligence, and acquisition analysis in various industries, including waste recycling, forest products and automotive. From September 1996 to August 2003, Noffke served as the Chief Financial Officer and a Director of U.S. Forest Industries, Inc, a timber manufacturing company, where he was responsible for developing the company's accounting infrastructure. From January 2002 to May 2004, Mr. Noffke served as Chief Financial Officer of Brands Shopping Networks, a publicly traded company currently known as United Fuel and Energy Corporation. In this position, Mr. Noffke was responsible for raising capital and developing the accounting infrastructure. Mr. Noffke is a Certified Public Accountant and has a B.S. in Accounting from Valparaiso University in Northwestern Indiana.

Mark Doumani has been Senior Vice President for Business Development since June 2007. From June of 1996 to June of 2007 Mr. Doumani was the managing partner of Doumani & Grandon, a California based law firm and is a member of the California and American Bar Association from 1996 to the present. Mr. Doumani co-founded True Light Films, an animation production company once selected by Animation Magazine’s “Who’s Who” in animation production. He received his Juris Doctorate from Western State University and completed his undergraduate studies at UCLA.

Murray Williams has been a Director since June 1, 2007. From June 2005 to February 2007, Mr. Murray was Chief Financial Officer at Interactive Television Networks, Inc., a television subscription service. From March 2003 to June 2005 Mr. Williams served as an independent consultant and in this capacity served as a consultant for companies in the technology industry. From June 2002 to September 2003 Mr. Williams was Vice President—Finance for Brands Shopping Network. He was one of the founding members of Buy.Com, Inc. in February 1998, and worked with the company until August 2001.  During his three and a half year tenure, Mr. Williams created and developed the finance, legal, business development and H/R departments.  Mr. Williams managed Buy.Com’s expansion into Europe, Canada and Australia.  From January 1993 through January 1998, Mr. Williams was employed with KPMG Peat Marwick, LLP, and last served as a Manager in their assurance practice.  Mr. Williams managed a team of over 20 professionals specializing in financial services with an emphasis on public offerings, private financings and mergers/acquisitions.  Mr. Williams is a CPA and received the license in 1995.  Mr. Williams received degrees in both Accounting and Real Estate from the University of Wisconsin-Madison in 1992.

Background Information on Certain Key Employee

Wendy Borow-Johnson joined the Company in August 2007 as President of Media. She previously was the President of Healthy Living Channel and the Senior Vice President of The Networks Group of Turner Media Group, Inc from November 2002 thru July 2007. The Networks Group includes Healthy Living Channel, iShop, Beauty and Fashion, Men's Channel, Mall TV, Resorts and Residence TV, iDrive and America's Preview Network. She was responsible for overseeing programming, network development, and distribution and cross media marketing of these lifestyle transactional networks. Ms Johnson currently is a member of the Financial Media Group, Inc. Board of Directors and serves on its Audit committee. Prior to joining Turner Media Group, Inc., Ms. Borow-Johnson served on the Board of Directors of Brands Shopping Network, Inc. and was President of Television from March 2000 thru September 2000. She was the President and CEO of RnetHealth Inc., a publicly traded company from October 1999 thru March 2000 and was the President and CEO of Recovery Television Network October 2001 thru December 2001. Ms. Borow-Johnson is a Phi Beta Kappa Magna Cum Laude graduate of Goucher College. She has a Masters Degree in Counseling from Goddard College and a certificate in Psychotherapy from Harvard's Judge Baker Guidance Center.

Board of Directors

Name	Position	Age
Robert J. McNulty	Chairman	61
Murray Williams	Director	37

Board Committees; Director Independence

Committee of the Board of Directors

The Board of Directors has an Executive Committee authorized to exercise the powers of directors between regular meetings, a Compensation Committee that recommends salaries and incentive compensation for executive officers of the Company and an Audit Committee that reviews the results and scope of the audit and other services provided by the Company’s independent auditors. The Audit Committee will also meet with the independent auditors, receive recommendations or suggestions for changes in accounting procedures and initiate or supervise any special investigations it many choose to undertake.

The Executive Committee

The Executive Committee will be composed of Mr. McNulty, Mr. Williams and an additional outside director to be identified at a later date.

Audit Committee

The Audit Committee will be composed of Mr. McNulty, Mr. Williams and an additional outside director to be identified at a later date.

The Compensation Committee

The Compensation Committee will be composed of Mr. McNulty, Mr. Williams and an additional outside director to be identified at a later date.

Director Compensation

The Company’s directors do not receive any cash compensation for service on the Board of Directors or any committee thereof, but directors may be reimbursed for certain expenses in connection with attendance at Board and Committee meetings. The Company intends to compensate future independent directors for their service on the Board and any Committee at rates that are comparable to the compensation paid to independent directors of other similarly situated companies.

Family Relationships

 To our knowledge, there are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors, executive officers, promoters or control persons have been involved in any of the following events during the past five years:

1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4. being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

EXECUTIVE COMPENSATION

The following table sets forth the aggregate compensation paid by Boomj since inception on November 14, 2006, to September 30, 2007 to our officers.
Name and Principle Position	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)	($)	($)	($)	($)
Robert J. McNulty- President and CEO	$0		$150,000					$150,000

Mark V. Noffke—CFO	$122,911		$1,000					$123,911

Mark Doumani Sr. VP Business Development	$87,677		$90,000					$177,677

There are currently no contracts of employment between the Company and any of its officers.

Equity Compensation Plan Information

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

None.

 The Company’s directors do not receive any cash compensation for service on the Board of Directors or any committee thereof, but directors may be reimbursed for certain expenses in connection with attendance at Board and Committee meetings. The Company intends to compensate future independent directors for their service on the Board and any Committee at rates that are comparable to the compensation paid to independent directors of other similarly situated companies.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Rhett J. McNulty, the son of Robert J. McNulty Chairman of Boomj.com, Inc., is the managing partner of Linlithgow Holdings, LLC. Rhett McNulty is currently Chief Operating Officer of Hype/Swapin Networks, Inc., the firm from which the Company purchased their proprietary website technology in exchange for 500,000 shares of BOOMJ Series A Convertible 10% Cumulative Preferred Stock valued at $250,000.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, many of which are beyond our control. Our actual results could differ materially and adversely from those anticipated in such forward-looking statements.

All statements, other than statements of historical facts, included in this prospectus regarding our strategy, future operations, financial position, estimated revenue or losses, projected costs, prospects and plans and objectives of management are forward-looking statements. When used in this prospectus, the words “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. All forward-looking statements speak only as of the date of this prospectus. We do not undertake any obligation to update any forward-looking statements or other information contained herein. Potential investors should not place undue reliance on these forward-looking statements. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements that we make in this prospectus are reasonable, we cannot assure potential investors that these plans, intentions or expectations will be achieved. We disclose important factors that could cause our actual results to differ materially from our expectations under “Risk Factors” and elsewhere in this prospectus. These cautionary statements qualify all forward-looking statements attributable to us.

Information regarding market industry practices and industry statistics contained in this prospectus is included based on information available to us that we believe is accurate. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and we cannot assure potential investors of the accuracy or completeness of the data included in this prospectus.

When the two entities merged on December 28, 2007, Reel Estate Services being the legal acquirer. However, since Reel Estate Services was a public shell company, which had nominal activity, the merger has been treated as a recapitalization of BOOMJ and an acquisition of the assets and liabilities of Reel Estate Services by BOOMJ. Though Reel Estate Services was the legal acquirer in the merger, BOOMJ was the accounting acquirer since its shareholders ended up with the majority ownership of Reel Estate Services, Inc. therefore the following discussion speaks to BOOMJ.

Management's Discussion and Analysis of Financial Condition

Description of Business

BOOMj.com, Inc. operates a web property that offers original and compelling content, diversified media and advertising targeting Baby Boomers and Generation Jones. On the Company’s Web site, BOOMj.com, users/members can create their very own personal profile for use on the Company’s state-of-the-art social network platform. These users/members can upload, watch and share their videos and other interesting information with like-minded Boomers and Generation Jones. BOOMj.com provides entertainment news ranging from the latest movie reviews, fashions and diets to show times and ticket sales. BOOMj.com offers a variety of travel services, including fare finder, hotel and car rental information, reservations, destination information and last minute travel deals. Baby Boomers and Generation Jones are able to shop online through Boomj.com’s online store. BOOMj.com user/members can buy leading brand name merchandise. Additionally, through BOOMj.com health network Boomers and Generation Jones have access to a collection of BOOMj.com owned and operated Web sites and multi-media affiliates providing timely and in-depth health, fitness nutrition information, personalized tools and resources to make the right health choices. BOOMj.com health network connects to a vast community of leading experts and people seeking to manage and improve their health and wellness.

Boomj is defined as the combination of Baby Boomers and Generation Jones. The old demographic paradigm represented that Baby Boomers were all the children born post World War II between the years 1946 and 1964. However, in 1997 American social scientist Jonathan Pontell structured a new paradigm that suggests Generation Jones types were born between the years 1954 and 1965 (inclusive). During Pontell’s research, he developed a new profile suggesting that Generation Jones don’t relate financially, politically or socially to either the Boomers or Gen Xers. On the other hand, if you are like many of the professional demographers, that do not consider Generation Jones to be a stand-alone generation, you prefer instead to classify those born during its years as a younger subset of the Baby Boomers, sometimes using the label "Late Boomers."

CORPORATE HISTORY AND PLAN OF OPERATIONS

Plan of Operations

Boomj.com, Inc. “BOOMj.com or the “Company” is a Nevada Corporation organized November 14, 2006 and commenced operations at that time. BOOMj.com, Inc., has launched its web site BOOMj.com, which the Company believes is America’s first social, political, financial e-commerce and lifestyle network focused on providing diversified media, compelling content and advertising targeting Baby Boomers and Generation Jones. Unless specifically set forth, the term “BOOMj.com” or the “Company” shall refer to BOOMj.com, Inc. a Nevada corporation.

Results of Operations

The Financial Statements are not comparable to the prior year because the Company commenced operations in November 2006.

Revenues

There were $60,862 and $ 61,900 in revenues for the three and nine month period ended September 30th, 2007, as the Company continued in its development and added product offering of its website and ecommerce software.

Operating Expenses

General and administrative expenses (G&A) for the three and nine month period ended September 30, 2007 were $941,091 and $2,017,236 respectively. The three month period ended September 30, 2007 reflects an increase of $253,406 from the $687,685 in G&A expenses reported for the three month period ended June 30, 2007. This change in G&A expenses is attributable to additional advertising costs, increase in administrative, technical and marketing personnel and related payroll costs and increase in travel related costs due to the procurement of the proceeds from the private placement memorandum.

Professional fees for the three and nine month period ended September 30, 2007 were $552,400 and $1,080,656 respectively. Included in the three month number is a non-cash item of $360,000 in stock issued in exchanged for consulting services. The nine month figures includes $558,000 which is related to the issuance of stock with the balance due to establishment of an advisory board and other consulting services to enhance the Company’s website marketing and contractual services infrastructure. The three month period ended September 30, 2007 reflects an increase of $383,428 from the $168,972 in Professional fees reported for the three month period ended June 30, 2007. Along with the increase attributable to consulting services the added increase is attributable to outsourcing some of the Company’s marketing and promotional activities.

Depreciation expense for the three and nine month period ended September 30, 2007 was $38,249 and $98,519 respectively. The three month period ended September 30, 2007 reflects an increase of $1,666 over the $36,583 reported for the three month period ended March 31, 2007. This increase in expense is attributable to the amortization of the asset additions during the period.

Interest expense for the three and nine month period ended September 30, 2007 was $3,016 and $5,179 respectively. This represents an increase of $1,938 compared to the $1,670 in interest expense reported for the three month period ended June 30, 2007. This is due to the loan amortization expense of the loan discount during the three month period ended September 30, 2007.

Liquidity and Capital Resources

Cash and cash equivalents at September 30, 2007 were $38,560. No assurance can be made that the Company will have access to the capital markets in future, or that financing will be available on acceptable terms to satisfy the Company's cash requirements needed to implement its business strategies. The Company's inability to access the capital markets or obtain acceptable financing could have a material adverse affect on its results of operations and financial condition, and could severely threaten the Company's ability as a going concern.

As shown in the accompanying condensed financial statements, the Company incurred a loss of $1,517,588 and $3,182,685 respectively for the three and nine month period ended September 30, 2007. The Company's current liabilities exceeded its current assets by $467,363 at September 30, 2007 and net cash used in operating activities for the nine months ended September 30, 2007 was $2,039,633. These factors and the Company's ability to meet its obligations from current operations, and the need to raise additional capital to accomplish its objectives create a substantial doubt about the Company's ability to continue as a going concern.

Operating Activities

Net cash used in operating activities for the nine months period ended September 30, 2007 was $2,039,633. This was mainly attributable from the use of cash in operations as the Company establishes its business process.

Investing Activities

Net cash used in investing activities for the nine month period ended September 30, 2007 was $130,586. The Company expended cash for purchase of computer and office equipment and expenditures related to its Website development.

Financing Activities

Net cash provided by financing activities for the nine month period ended September 30, 2007 was $1,964,470 due to net cash received from sale of securities. The Company also received proceeds from the issuance of three Notes amounting to $270,000 of which $80,000 was subsequently repaid during the second quarter.

As a result of the above activities, the Company experienced a net decrease in cash of $15,749 for the nine month period ended September 30, 2007. The ability of the Company to continue as a going concern is still dependent on its success in obtaining additional financing from investors through the sale of its securities.

GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles, which contemplate the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has an accumulated deficit of $3,237,599 on September 30, 2007 and will need to raise additional capital, or obtain financing to continue operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management is taking steps to address its operating and financial cash requirements, which it believes will be sufficient to provide the Company with the ability to continue operations in next twelve months, which included the continuation of it preferred stock series B offering along with a potential merger into a public shell which would increase stock liquidity. Management has devoted a significant amount of time in the raising of capital from additional preferred stock offerings. However, the Company’s ability to continue as a going concern is dependent upon raising funds through debt and equity financing and generating revenue. There are no assurances the Company will receive the necessary funding or generate revenue necessary to fund operations. This raises substantial doubt about the Company’s ability to continue as a going concern.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock prior to the BOOMJ merger by: (i) each director and nominee for director; (ii) each of our current executive officers; (iii) all of our directors and executive officers as a group; and (iv) all those known by us to be beneficial owners of at least five percent of our common stock.

Name and Address	Number of Shares Beneficially Owned	Percentage of Class
Linda Rutter	1,500,000	47.6%

This table sets forth certain information regarding the ownership of our common stock as of December 28, 2007 by: (i) each director and nominee for director; (ii) each of our current executive officers; (iii) all of our directors and executive officers as a group; and (iv) all those known by us to be beneficial owners of at least five percent of our common stock. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the date hereof, through the exercise or conversion of any stock option, convertible security, warrant or other right. Inclusion of shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity. Unless otherwise indicated, the address of each of the following persons is 9029 South Pecos, Suite 2800, Henderson, NV, 89074.

Name and Address	Number of Shares Beneficially Owned	Percentage of Class
Mark V. Noffke	2,020,000	5.6%

Mark Doumani (1)	1,818,000	5.0%

Murray Williams	1,414,000	3.9%

Wendy Borow-Johnson	606,000	1.7%

Robert J. McNulty	505,000	1.4%

All Executive Officers and Directors as a group (5 persons)	6,363,000	17.6%

Linlithgow Holdings, LLC (2) 3753 Howard Hughes Parkway, Suite 200, Las Vegas, Nevada 89169.	17,372,000	48.1%

(1) Includes 1,212,000 shares owned by MIK Irrevocable Trust, an irrevocable trust for the benefit of Mr. Doumani.

(2) Represent shares owned by Linlithgow Holdings, LLC, an entity owned and controlled by immediate family members of Mr. Robert J. McNulty. Mr. McNulty is not a member or manager of Linlithgow Holdings LLC and he disclaims any beneficial interests in these shares. Mr. McNulty does not exercise any voting rights in respect of these shares nor does he have any right to dispose of these shares.

DESCRIPTION OF SECURITIES

The following description of the Company’s capital stock does not purport to be complete and is subject to, and qualified in its entirety by, the Company’s articles of incorporation, as amended, its certificates of designation in respect of the bylaws and by the provisions of applicable law.

Our authorized capital stock consists of 75,000,000 shares of common stock, par value $.001 per share. As of December 28, 2007, there were 36,108,067 shares of common stock.

Common Stock

As of December 28, 2007, there were 36,108,067 shares of Common Stock issued and outstanding. Holders of common stock are entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Except as otherwise required by law, the holders of our common stock will possess all voting power. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of our common stock that are present in person or represented by proxy.  Holders of our common stock representing thirty three and one-third percent (33 1/3%) of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation. Our Articles of Incorporation do not provide for cumulative voting in the election of directors.

 Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Warrants

Upon the closing of the Merger, Linda Rutter received a five year warrant to purchase 825,000 shares of RES Common Stock and the strike price of such warrants is $0.93 per share. The warrant expires on December 27, 2012.

Dividends

The Company anticipates that all future earnings will be retained to finance future growth. The payment of dividends, if any, in the future to the Company’s Common stockholders is within the discretion of the Board of Directors of the Company and will depend upon the Company’s earnings, its capital requirements and financial condition and other relevant factors. The Company has not paid a dividend on its Common Stock and does not anticipate paying any dividends on its Common Stock in the foreseeable future but instead intends to retain all earnings, if any, for use in the Company’s business operations.

TRANSFER AGENT AND REGISTRAR

The Company uses TranShare Corporation as its transfer agent and registrar for its securities.

MARKET INFORMATION

As of the date of this   prospectus, there is no trading market in our common stock, and we cannot assure that a trading market will develop.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, which require us to file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information may be inspected at public reference facilities of the SEC at 100 F Street N.E. Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Section of the SEC at 100 F Street N.E. Washington, D.C. 20549 at prescribed rates. Because we file documents electronically with the SEC, you may also obtain this information by visiting the SEC's Internet website at http://www.sec.gov.

MARKET PRICE OF AND DIVIDENCES ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Price

Our common stock is registered with the United States Securities and Exchange Commission under 12(g) of the Securities Exchange Act of 1934.  Our common stock trades on the OTCBB under the symbol “RLET.”

 Although the Company was approved for trading of our common stock on the Over-the-Counter Bulletin Board electronic quotation service, public trading of our common stock never materialized. There were 146 shareholders of record of the common stock as of December 24, 2007.

Reel Estate Services' common stock is subject to rules adopted by the Securities and Exchange Commission ("Commission") regulating broker dealer practices in connection with transactions in "penny stocks." Those disclosure rules applicable to "penny stocks" require a broker dealer, prior to a transaction in a "penny stock" not otherwise exempt from the rules, to deliver a standardized disclosure document prepared by the Commission. That disclosure document advises an investor that investment in "penny stocks" can be very risky and that the investor's salesperson or broker is not an impartial advisor, but rather paid to sell the shares. The disclosure contains further warnings for the investor to exercise caution in connection with an investment in "penny stocks," to independently investigate the security, as well as the salesperson the investor is working with and to understand the risky nature of an investment in this security. The broker dealer must also provide the customer with certain other information and must make a special written determination that the "penny stock" is a suitable investment for the purchaser, and receive the purchaser's written agreement to the transaction. Further, the rules require that, following the proposed transaction, the broker provide the customer with monthly account statements containing market information about the prices of the securities.  These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for Reel Estate Services' common stock. Many brokers may be unwilling to engage in transactions in our common stock because of the added disclosure requirements, thereby making it more difficult for stockholders to dispose of their shares.

We plan to furnish our stockholders with an annual report for each fiscal year ending December 31 containing financial statements audited by our independent certified public accountants. Additionally, we may, in our sole discretion, issue unaudited quarterly or other interim reports to our stockholders as we deem appropriate. We intend to comply with the periodic reporting requirements of the Exchange Act.

Reel Estate Services' did not declare any cash dividends on its Common Stock during from its fiscal year ended on October 31, 2006, or the nine months ended July 31, 2007. The board of directors of Reel Estate Services has made no determination to date to declare cash dividends during the foreseeable future, but is not likely to do so.  There are no restrictions on Reel Estate Services' ability to pay dividends.

Dividend Policy

We have never declared or paid cash dividends on our capital stock. We do not anticipate paying any cash dividends on our capital stock in the foreseeable future. We currently intend to retain all available funds and any future earnings to fund the development and growth of our business. Any future determination relating to our dividend policy will be made at the discretion of our board of directors and will depend on a number of factors, including revenue, capital requirements, financial condition, prospects and other factors that our board of directors may deem relevant.

LEGAL PROCEEDINGS

We know of no material, active or pending legal proceedings against us, nor are we involved as a plaintiff in any material proceedings or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered beneficial shareholder are an adverse party or has a material interest adverse to us.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None

RECENT SALE OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this report, which disclosure is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Nevada Law

Nevada law generally permits us to indemnify our directors, officers and employees. Pursuant to the provisions of Nevada Revised Statutes 78.7502, a corporation may indemnify its directors, officers and employees as follows:

(a)  A corporation may indemnify any person who was or is a party or is threatened to be made a party to any action, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation, against expenses, actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (a) is not liable for breach of his fiduciary duties as a director or officer pursuant to Nevada Revised Statutes 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

(b)  A corporation may indemnify any person who was or is a party or is threatened to be made a party to any action by or in the right of the corporation to procure a judgment in its favor, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation against expenses actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (a) is not liable for breach of his fiduciary duties pursuant to Nevada Revised Statutes 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals there from, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

(c) To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

Charter Provisions and Other Arrangements of the Registrant

Under our bylaws we indemnify a director or officer of our company against liability and  advance the costs of defending any such person against liability, provided (i) the director or officer was acting on our behalf in his official capacity as a director or officer, and (ii) such director or officer conducted himself in good faith and believed his conduct was in, or not opposed to, our best interests (or in the case of any criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful). We may not indemnify a director or officer, however, if such director or officer is adjudged liable to us, or if the director or officer is adjudged to have derived an improper personal benefit.

Indemnification permitted by these provisions is limited to reasonable expenses incurred in connection with the proceeding upon which liability is predicated, which includes the amount of any such liability actually imposed.

DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION
FOR SECURITIES ACT LIABILITIES

Our Certificate of incorporation and Bylaws provide generally that we shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 3.02 Unregistered Sales of Equity Securities

In connection with the Agreement and Plan of Reorganization, we issued 34,458,067 unregistered shares of our common stock to the former BOOMJ shareholders upon closing of the merger these shares will be exchanged for 17,058,448 shares of RES Common Stock through RES Sub.

Upon the closing of the Merger, Linda Rutter received a five year warrant to purchase 825,000 shares of RES Common Stock and the strike price of such warrants is $0.93 per share. The warrant expires on December 27, 2012.

Item 5.01 Changes in Control of Registrant

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference. As a result of the closing of the reverse acquisition of Boomj.com, the former stockholders of Boomj.com (after giving effect to the simultaneous share cancellation by Reel Estate Services) own 95.4% of the total outstanding shares of Reel Estate Services.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In the Reorganization Agreement, concurrent with the closing of the transaction, (a) all current officers of the Registrant resigned from their positions with the Registrant, and BOOMJ’s officers were appointed by the existing members of the Board of Directors of the Registrant (“Existing Members”), and (b) the Existing Members elected BOOMJ’s current board of directors to the Board of the Registrant (the “BOOMJ Directors”).

The following persons resigned their positions:

Linda Rutter	President, CFO, Secretary & Sole Director

The following new appointments:

Robert J. McNulty	Chairman, CEO & Director

Murray Williams	Director

Mark V. Noffke	Chief Financial Officer, Secretary & Treasurer

Mark Doumani	Vice President Corporate Development

Reference is made to the disclosure set forth under Item 2.01 to this current report on Form 8-K setting forth the names and backgrounds of our new officers and directors. Our two prior directors remain on our board of directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(b) Reel Estate Services Inc. (the “Company”) on December 28, 2007 acquired all of the outstanding common shares of Boomj.com, Inc. and therefore was the legal acquirer in the merger.

For accounting purposes, the acquisition has been treated as the acquisition of Reel Estate Services Inc. and as a recapitalization of Boomj.com, Inc. who was the accounting acquirer since its shareholders acquired a majority ownership interest in Reel Estate Services Inc. Consequently, going forward, the historical financial information included in the financial statements of the Company prior to December 28, 2007 will be that of Boomj.com, Inc. The fiscal year end of Boomj.com, Inc. is December 31 which has now become the Company's fiscal year end.

Item 5.06 Change in Shell Company Status

Reference is made to the disclosure set forth under Item 2.01 of this current report on Form 8-K, which disclosure is incorporated herein by reference. As a result of the Asset Purchase described under Item 2.01, we believe we are no longer a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements:

Filed herewith are the following financial statements of Boomj.com, Inc.

1)	Unaudited financial statements for the three and nine months ended September 30, 2007;

2)	Audited financial statements for the period from November 14, 2006 (inception) to December 31, 2006.

(b) Pro forma financial information:

Filed herewith is the unaudited pro forma condensed financial information of Reel Estate Services for the requisite periods.

(c) Shell company transactions:

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description and Incorporation by Reference

2.1*	Agreement and Plan of Reorganization

99*	Press Release dated December 28, 2007

*	Filed herewith.

(1) Incorporated by reference from our FORM REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Form SB-2, dated January 22, 2007, filed with the Commission on January 22, 2007.

(2) Incorporated by reference from our Pre Effective Amendment FORM REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Form SB-2/A, dated February 8, 2007, filed with the Commission on February 8, 2007.

(3) Incorporated by reference from our Quarterly Report on Form 10-QSB, for the quarter ended January 31, 2007, filed with the Commission on March 16, 2007.

(4) Incorporated by reference from our Quarterly Report on Form 10-QSB, for the quarter ended April 30, 2007, filed with the Commission on June 16, 2007.

(5) Incorporated by reference from our Quarterly Report on Form 10-QSB, for the quarter ended July 31, 2007, filed with the Commission on September 6, 2007.

(6) Incorporated by reference from our Changes in Control on Form 8-K, dated October 25, 2007, filed with the Commission on November 2, 2007.

Exhibit 2.2* Property Lease - Santa Ana, California

Exhibit 2.3* Property Lease - Henderson, Nevada

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Reel Estate Services, Inc.

Date: January 4, 2008		/s/ Robert J. McNulty

	By:	Robert J. McNulty, Chief Executive Officer

FINANCIAL STATEMENTS

F1

BOOMJ.COM, INC.
(A Development Stage Company)
TABLE OF CONTENTS

Page
PART I FINANCIAL INFORMATION

Item 1. Unaudited Interim Financial Statements

Condensed Balance Sheet at September 30, 2007 (Unaudited)	F3

Condensed Statements of Operations for the Three and Nine Month Period ended September 30, 2007 (Unaudited) and from inception (November 14, 2006) to September 30, 2007	F4

Condensed Statements of Cash Flows for the Nine Month Period ended September 30, 2007 (Unaudited) and from inception (November 14, 2006) to September 30, 2007	F5

Notes to the Condensed Financial Statements (Unaudited)	F6 - F11

Item 2. Financial Statements for Year Ended December 31, 2006

Report of Independent Registered Accounting Firm	F12

Balance Sheet	F14

Statement of Operations	F15

Statement of Stockholders Equity	F16

Statement of Cash Flows	F17

Notes to Financial Statements	F18 - F29

Item 3. Unaudited Proforma Condensed Consolidated Balance Sheet and Earnings per Share	P1 - P5

F2

BOOMJ.COM, INC.
(A Development Stage Company)
CONDENSED BALANCE SHEET
September 30, 2007
(Unaudited)

ASSETS

Current assets:
Cash & cash equivalents	$38,560
Accounts receivable	30,851
Other current assets	41,255
Total current assets	110,666

Property, website & computer equipment, net	631,358

Deposit	7,472

TOTAL ASSETS	$749,496

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$320,264
Note Payable, net of discount	85,151
Accrued expenses	172,613
Total current liabilities	578,028

Commitments and contingencies

Stockholders' Equity
Series A Convertible 10% Cumulative Preferred Stock par value of $.001 Liquidation preference of $1,000,000	2,000
Series B Convertible 10% Cumulative Preferred Stock par value of $.001 Liquidation preference of $1, 781,000.	891
10,000,000 shares authorized and 2,890,500 shares issued and outstanding Additional paid in capital	3,393,254
Common stock, $.001 par value; 50,000,000 shares authorized;12,921,810 shares issued and outstanding	12,922
Accumulated deficit in the development stage	(3,237,599)
Total stockholders' equity	171,468

Total liabilities and stockholders' equity	$749,496

See accompanying notes of these unaudited financial statements.

F3

BOOMJ.COM, INC.
(A Development Stage Company)
CONDENSED STATEMENT OF OPERATIONS
(Unaudited)

	For the three month period ended September 30, 2007	For the nine month period ended September 30, 2007	November 14, 2006 (inception) to September 30, 2007
Revenues	$60,862	$61,900	$61,900

Operating expenses
Cost of products sold	$44,137	$45,129	$45,129
General & administrative	941,091	2,017,236	2,034,221
Professional fees	552,400	1,080,656	1,117,477
Depreciation and amortization	38,249	98,519	98,827
Total costs and operating expenses	1,575,877	3,241,540	3,295,654

Loss from operations	(1,515,015)	(3,179,640)	(3,233,754)

Non-operating income (expense)
Interest expense	(3,016)	(5,179)	(5,179)
Interest income	443	2,134	2,134
Total non-operating income (expense)	(2,573)	(3,045)	(3,045)

Loss from operations before income taxes	(1,517,588)	(3,182,685)	(3,236,799)

Provision for income tax	—	—	800
Net loss	$(1,517,588)	$(3,182,685)	(3,237,599)

Basic and diluted net loss per common share	$(0.13)	$(0.28)	$(0.29)
Weighted average shares of capital outstanding - basic	12,440,938	11,644,573	11,493,012

See accompanying notes of these unaudited financial statements.

F4

BOOMJ.COM, INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
(Unaudited)

	For the nine month period ended September 30, 2007	November 14, 2006 (inception) to September 30, 2007
Cash flows from operating activities:
Net loss	$(3,182,685)	(3,237,599)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest expense from conversion of note	1,808	1,808
Amortization of debt fees	2,424	2,424
Depreciation and amortization	98,519	98,827
Stock issued for professional services	694,500	695,515
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	(30,850)	(30,850)
(Increase) decrease in prepaid expenses and other assets	(14,988)	(30,726)
Increase (decrease) in accounts payable and accrued expenses	391,639	434,377

Net cash used in operating activities	(2,039,633)	(2,066,224)

Cash flows from investing activities:
Cash paid to purchase property and equipment	(130,586)	(144,686)
Net cash provided by investing activities	(130,586)	(144,686)

Cash flows from financing activities:
Issuance of preferred stock - net of offering costs	1,964,470	2,059,470
Cash received from notes payable	270,000	270,000
Cash paid on notes payable	(80,000)	(80,000)
Net cash provided by financing activities	2,154,470	2,249,470

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS	(15,749)	38,560

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	54,309	—

CASH & CASH EQUIVALENTS, ENDING BALANCE	$38,560	$38,560

Cash paid for taxes	$—	$—
Cash paid for interest	$355	$355

See accompanying notes of these unaudited consolidated financial statements.

F5

BOOMJ.COM, INC.
(A Development Stage Company)
NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

NOTE 1    DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Boomj.com, Inc. (“BOOMj.com or the “Company”) is a Nevada Corporation organized November 14, 2006 and commenced operations at that time. BOOMj.com, Inc., has recently launched its web site BOOMj.com, which the Company believes is America’s first social, political, financial e-commerce and lifestyle network focused on providing diversified media, compelling content and advertising targeting Baby Boomers and Generation Jones. Unless specifically set forth, the term “BOOMj.com” or the “Company” shall refer to BOOMj.com, Inc. a Nevada corporation.

The Company presently maintains its corporate office in Las Vegas, Nevada, and has its technical department located in an office in Santa Ana, California.

NOTE 2    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The condensed financial statements and the notes thereto for the periods ended September 30, 2007 included herein have been prepared by management and are unaudited. Such condensed financial statements reflect, in the opinion of management, all adjustments necessary to present fairly the financial position and results of operations as of and for the periods indicated and in order to make the financial statements not misleading. All such adjustments are of a normal recurring nature. These interim results are not necessarily indicative of the results for any subsequent period or for the fiscal year ending December 31, 2007.

Certain information and footnote disclosures normally included in the condensed financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission. These condensed financial statements should be read in conjunction with the audited financial statements and the notes thereto for the fiscal year ended December 31, 2006 contained elsewhere in this Form 8k.

 NOTE 3    PROPERTY AND EQUIPMENT

Property and equipment at September 30, 2007 consisted of the following:
Office and computer equipment	$60,245
Website	669,941
Less: accumulated depreciation	(98,828)
$631,358

Depreciation expense for the three and nine month period ended September 30, 2007 was $38,249 and 98,519 respectively.

NOTE 4    Basic and Diluted Net Loss Per Common Share

Basic and Diluted Net loss per common share is calculated in accordance with the Statement of Financial Accounting Standards No. 128 (SFAS No. 128), “Earnings per share.” Basic net loss per common share is based upon the weighted average number of common shares outstanding during the period. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. However, shares associated with convertible preferred stock, stock options and stock warrants are not included because the inclusion would be anti-dilutive (i.e. reduce the net loss per common share) The total number of such shares excluded from diluted net loss per common share were 3,001,500 at September 30, 2007.

As of September 30, 2007, the Company had cumulative preferred undeclared and unpaid Preferred dividends. In accordance with SFAS No. 128, Earnings per Share, these dividends were added to the net loss in the net loss per share. After taking these undeclared preferred dividends into account for the respective three and nine month periods, and for the period from inception (November 14, 2006) to September 30, 2007, the net loss applicable to common stockholders was $1,581,761, $3,303,488 and $3,358,658, respectively.

F6

NOTE 5   OTHER ASSETS

Other assets consisted of rent deposits of $4,272 and $3,200 for the Company's Santa Ana and Las Vegas offices respectively, at September 30, 2007.

NOTE 6    ACCRUED EXPENSES

Accrued expenses consist of the following at September 30, 2007:

Accrued Website costs	$50,000
Accrued payroll and related expenses	121,212
Other	1,401
$172,613

In December of 2006, the Company entered into a contract with Corgenic, Inc for the development of the website in exchange for 500,000 shares of Series A Convertible 10% Cumulative Preferred Stock ($0.001 par value) at $0.50 per share with piggy back registration rights. There were 400,000 shares issued to Corgenic, Inc. with 100,000 held back to be issued after the completion of testing of the website. This is reported in accrued liabilities in the accompanying Balance Sheet ($50,000 in accrued expenses). The Preferred Stock Series A is convertible on a 1:1 basis at the option of the holder, into shares of the Company’s common stock (1 share of common for each share of preferred). To date, this liability remains on the balance sheet because the completion of this portion of the website has not been accepted to the Company’s satisfaction.

NOTE 7   ACCRUED LIABILITY RELATED PARTY

In December of 2006, the Company entered into a contract with Hype/Swapin Networks (a related party) for the development of the website in exchange for 500,000 shares of Series A Convertible 10% Cumulative Preferred Stock ($0.001 par value) at $0.50 per share with piggy back registration rights. There were 400,000 shares issued to Hype/Swapin Networks, Inc with 100,000 held back to be issued after the completion of testing of the website. The completion of this portion of the website was achieved on April 27, 2007 and the balance of the 100,000 shares was issued on that date. This was previously reported in accrued liabilities ($50,000 as a related party liability). The Preferred Stock Series A is convertible on a 1:1 basis at the option of the holder, into shares of the Company’s common stock (1 share of common for each share of preferred). Mr. Rhett J. McNulty, the son of Robert J. McNulty Chairman of Boomj.com, Inc., is the managing partner of Linlithgow Holdings, LLC. Rhett McNulty is currently Chief Operating Officer of Hype/Swapin Networks, Inc., the firm from which the Company purchased their proprietary website technology in exchange for 500,000 shares of Series A Convertible 10% Cumulative Preferred Stock valued at $250,000.

NOTE 8    NOTES PAYABLE

On March 16, 2007 the Company issued a 12% Convertible Note to Mountain Capital Natural Resource Fund, L.P. in exchange for $100,000. The term of this Note is one year from the issuance with provisions to pay interest at 12%, in cash, on a quarterly basis. The terms of the note stipulated that principal and accrued interest on this Note may be converted into shares of the Company’s common stock at the option of the holder at any time, at a price of one dollar ($1.00) per share. On May 10, 2007, Mountain Capital Natural Resource Fund, L.P. initiated the optional conversion provision included in this Note, and the Company subsequently issued 101,808 shares of common stock for the cancelation of the 12% Convertible Note. This included $1,808 of interest coupled with the principal conversion of $100,000.

On April 30, 2007 the Company issued a short term Promissory Note to Linlithgow Holdings, LLC (a related party) in exchange for $50,000. The term of this Note was for thirty (30) days from the issuance with provisions to pay interest at 12%, in cash from the date of issuance until the Note is paid. On May 16th this Note was paid in full along with the respective interest earned of $247.

On May 14, 2007 the Company issued a short term Promissory Note to Linlithgow Holdings, LLC (a related party) in exchange for $30,000. The term of this Note was for thirty (30) days from the issuance with provisions to pay interest at 12%, in cash from the date of issuance until the Note is paid. On May 25th this Note was paid in full along with the respective interest earned of $108.

On September 10, 2007 the Company issued a short term Promissory Note to Linlithgow Holdings, LLC (a related party) in exchange for $90,000. The term of this Note is for thirty (30) days from the issuance with provisions to pay interest at 12%, in cash from the date of issuance until the Note is paid. Also, issued with this note were 15,000 warrants exercisable at $0.30 per share expiring in 2011. These warrants were valued at $0.49 per share using the Black-Scholes method. This resulted in a total value of $7,273 assuming a discount rate of 5.25% and 100% volatility index. We allocated the proceeds from the issuance of this note and the warrants based on the proportional fair value for each item. Consequently we recorded a discount of $7,273 on the note, which is being amortized over the term of the note. For the three and nine months ended September 30, 2007, amortization of the discount amounted to $2,424, which was recorded as interest expense. On October 10th this Note was extended another thirty-two days with the same terms and conditions. On October 22, 2007 this Note was paid in full along with the respective interest earned of $1,243.

F7

The Company recorded $3,016 and $5,179 respectively, as interest expense on the above notes for the three and nine month period ended September 30, 2007.

NOTE 9    COMMITMENTS and CONTINGENCIES

Operating Lease

The Company leases certain office space, under operating leases which generally require the Company to pay taxes, insurance and maintenance expenses related to the leased property. The leases for office space have lease extension renewal options for an added two to three years at fair market rent values. The Company believes that in the normal course of business, leases will be renewed or replaced by other leases. The Company entered into a lease for its technical staff in California in December of 2006 for occupancy on January 1, 2007. In June 2007 the Company extended its Las Vegas office lease for an additional nine month period and also increased the amount of rental space. Rental expense for these leases consisted of $21,166 and $52,805 respectively, for the three and nine month period ended September 30, 2007. Total rent expense incurred by the Company, which includes the leases above and sundry month to month rental expenditures was $33,598 and 86,275, respectively, for the three and nine month period ended September 30, 2007. The Company has future minimum lease obligations as follows:

Twelve months ending September 30,
2008	$47,704
2009	—
2010	—
Total	$47,704

NOTE 10    COMMON & PREFERRED STOCK AND PAID IN CAPITAL

The Company on December 1, 2006 commenced a private placement offering 1,000,000 shares of Convertible 10% Cumulative Preferred Stock Series A ($.001 par value) at $.50 per share. This offering included piggy-back registration rights. The Series A Preferred Stock is convertible on a 1:1 basis, at the option of the holder into shares of the Company’s common stock. In December 2006, the Company issued 190,000 shares and collected $95,000. This offering was completed in January issuing 910,000 shares of preferred stock and generating net proceeds of an additional $410,000. At September 30, 2007 the Company had cumulative undeclared and unpaid preferred dividends for series A Preferred Stock of $71,156. These dividends may be paid in cash or common stock at the option of the Company.

The Company in January and February 2007 issued an additional 980,000 shares of its common stock to a series of fifteen individuals for the services they provided to the Company in 2007. These shares were valued by an independent valuation firm at $0.30 per share for a total of $294,000. $208,500 of this cost was expensed during the three month period ended March 31, 2007 in professional fees, with the balance of $85,500 being capitalized under Website Development.

The Company in April 2007 issued an additional 250,000 shares of its common stock to its advisory board for the services they provide to the Company in 2007. These shares were valued by the Company at $0.30 per share for a total of $75,000. The cost of this issuance was expensed in professional fees during the three month period ended June 30, 2007. Also in April the Company issued 150,000 shares to three key employees for services that these employees have provided the Company. These shares were also valued by the Company at $0.30 per share for a total of $45,000. This cost was reflected under administrative expense during the three month period ended June 30th 2007.

On April 27, 2007 the Company fully accepted the Website software form Hype/Swapin Networks (a related party) for the development of the website and delivered the final 100,000 shares of Series A Convertible 10% Cumulative Preferred Stock ($0.001 par value) at $0.50 per share with piggy back registration rights that were previously held back.

On May 10, 2007, Mountain Capital Natural Resource Fund, L.P. initiated the optional conversion provision included in its Note with the Company. The Company subsequently issued 101,808 shares of common stock for the cancelation of the 12% Convertible Note. This included $1,808 of interest coupled with the principal conversion of $100,000.

F8

The Company on February 1, 2007 commenced a private placement offering 2,500,000 shares of Convertible 10% Cumulative Preferred Stock Series B ($.001 par value) at $2.00 per share. This offering includes piggy-back registration rights. The Preferred Stock Series B is convertible on a 1:1 basis, at the option of the holder into shares of the Company’s common stock. The Company initially broke escrow on May 24th 2007 issuing 528,000 shares of Preferred Stock Series B, receiving $918,720 in net proceeds. The Company issued an additional 140,000 of Preferred Stock Series B, on June 27th after receiving $243,600 in net proceeds. During the three months ended September 30, 2007 the Company issued an additional 222,500 Shares of Preferred B, receiving $392,150 in net proceeds during this time period. At September 30, 2007 the Company had cumulative undeclared and unpaid preferred dividends for series B Preferred Stock of $49,902. These dividends may be paid in cash or common stock at the option of the Company.

On August 3, 2007 the Company issued 1,200,000 shares of the Company’s common stock to two individuals for services rendered in connection with analyzing several potential reverse merger candidates which would allow the Company to become a publicly traded entity. These shares were valued by the Company at $0.30 per share for a total of $360,000. The cost of this issuance is being captured within the professional fees on the Company’s statement of operations.

On September 24, 2007, the Company entered into an agreement with a firm to provide management and financial consulting services for publicly traded companies. The Company in exchange for these services issued 40,000 shares of the Company’s common stock. These shares were valued by the Company at $0.60 per share for a total of $24,000. The Company has reported $6,000 in consulting fees in the accompanying Statement of Operations and the remaining $18,000 is in Prepaid Expense. This agreement is for a period of twelve months with piggy back stock registration rights.

NOTE 11   SUPPLEMENTAL DISCLOSURES OF CASH FLOWS (not described elsewhere)

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95. The Company paid $355 for interest and $0 for income tax during the nine months ended September 30, 2007. During the three month period ended September 30th the Company issued stock valued at $384,000 for consulting services and warrants for $7,273 that were issued in connection with the bridge loan. $360,000 of the consulting fees were reported in professional fees and $24,000 were capitalized as a prepaid expense and is being amortized over the life of the contract. The warrants are being amortized over the life of the loan. During the three month period ending June 30, 2007 there was a note for $100,000 and interest expense of $1,808 converted into common shares of stock per the terms of the note agreement. Also through the nine month period there was common stock issued for $85,500 in services rendered on the Company’s website that was capitalized.

NOTE 12    LEGAL PROCEEDINGS

The Company is not currently involved in any litigation.

NOTE 13    GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles, which contemplate the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has an accumulated deficit of $3,237,599 on September 30, 2007 and will need to raise additional capital, or obtain financing to continue operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management is taking steps to address its operating and financial cash requirements, which it believes will be sufficient to provide the Company with the ability to continue operations in next twelve months, which included the continuation of it preferred stock series B offering along with a potential merger into a public shell which would increase stock liquidity. Management has devoted a significant amount of time in the raising of capital from additional preferred stock offerings. However, the Company’s ability to continue as a going concern is dependent upon raising funds through debt and equity financing and generating revenue. There are no assurances the Company will receive the necessary funding or generate revenue necessary to fund operations. This raises substantial doubt about the Company’s ability to continue as a going concern.

NOTE 14    SUBSEQUENT EVENTS

The Company continues to pursue its private placement offering of 2,500,000 shares of Convertible 10% Cumulative Preferred Stock Series B ($.001 par value) at $2.00 per share. This offering includes piggy-back registration rights. The Preferred Stock Series B is convertible on a 1:1 basis, at the option of the holder into shares of the Company’s common stock.

F9

On September 10, 2007 the Company issued a short term Promissory Note to Linlithgow Holdings, LLC (a related party) in exchange for $90,000. The term of this Note was for thirty (30) days from the issuance with provisions to pay interest at 12%, in cash from the date of issuance until the Note is paid. On October 10th this Note was extended another thirty-two days with the same terms and conditions.

On October 15, 2007 the Company issued a short term Promissory Note to Carole Harder, a private investor, in exchange for $100,000. The term of this Note was for thirty (30) days from the issuance with provisions to pay interest at 12%, in cash from the date of issuance until the Note is paid. On December 12, 2007 this note was converted into 50,953 of the Company’s Preferred Stock series “B”.

On October 16, 2007, the Company entered into a letter of intent with Time Lending, California, Inc., a Nevada corporation (Time Lending) in which Time Lending will to acquire all of the outstanding shares of the Company in exchange for approximately 96% or 35,459,585 shares of Time Lending’s common stock, or equivalent thereof. Time Lending shall be the surviving entity with the Company becoming its wholly-owned subsidiary. Immediately subsequent to the acquisition, the Company shall have approximately 36 million shares of common stock outstanding. The formal agreement between the Company and Time Lending is subject to the execution of a definitive share exchange agreement and appropriate related documentation in forms satisfactory to the Company, Time Lending, their counsel, and their respective boards of directors and, to the extent applicable, their respective shareholders. The anticipated date of the closing of the acquisition is December 20, 2007. If this transaction is consummated, the Company intends to record it as a recapitalization of the Company and an acquisition of the assets and liabilities of Time Lending by the Company.

On October 19, 2007 the Company issued a short term Promissory Note to Centurion Credit Resources, LLC in exchange for $500,000. The term of this Note is for ninety (90) days from the issuance with provisions to pay interest at 12% in cash monthly from the date of issuance until the note is paid. As a condition precedent to the note holder’s obligations under this Note, the Company delivered to Lender (a) an origination fee in the amount of $15,000, and (b) two hundred thousand (200,000) shares of the Company’s $.001 par value common stock. This Note has been guaranteed personally by Robert McNulty, Chairman of Boomj.com. Guarantor is liable for the Obligations as a primary obligor, and that Guarantor shall fully perform, jointly and severally, each and every term included in the agreement.

On October 19, 2007 the Company issued 200,000 shares of the Company’s common stock to two individuals for services rendered in connection with obtain financing for the Company. These shares were valued by the Company at $0.60 per share for a total of $120,000. The cost of this issuance is being captured within the debt financing costs a component of interest. The issuance of securities is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”),under Section 4(2) of the Act as transactions by an issuer not involving any public offering, or under Rule 506 of Regulation D promulgated under the Securities Act.

On October 24, 2007 the Company issued 250,000 shares of the Company’s common stock to Robert McNulty, Chairman of Boomj.com in order to perfect financing for the Company. This Note has been guaranteed personally by Mr. McNulty. Guarantor is liable for the Obligations as a primary obligor, and that Guarantor shall fully perform, jointly and severally, each and every term included in the agreement. The amount of remuneration was determined by the independent members of the Executive Committee. These shares were valued by the Company at $0.60 per share for a total of $150,000.The issuance of securities is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), under Section 4(2) of the Act as transactions by an issuer not involving any public offering, or under Rule 506 of Regulation D promulgated under the Securities Act.

On November 6, 2007, the Company entered into an agreement with the firm Richardson & Patel LLC to provide legal services for publicly traded companies. The Company in exchange for these services issued 10,000 shares of the Company’s common stock. These shares were valued utilizing information provided from an independent valuation at $0.60 per share for a total of $6,000. The issuance of securities is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”),under Section 4(2) of the Act as transactions by an issuer not involving any public offering, or under Rule 506 of Regulation D promulgated under the Securities Act.

On November 7, 2007, the Company entered into an agreement with and investment banking firm to represent the Company as its exclusive financial advisor and placement agent in connection with the Company’s proposed private offering. The private offering anticipates the sale of convertible debentures and warrants in an effort to solidify the Company’s capital structure. The terms and conditions of the private has not been finalized.

On November 15, 2007 the Company issued 300,000 shares of the Company’s common stock to an employee of the Company for the services that are to be provided to the Company in 2007.  These shares were valued by the Company at $0.60 per share for a total of $180,000. The issuance of securities is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”),under Section 4(2) of the Act as transactions by an issuer not involving any public offering, or under Rule 506 of Regulation D promulgated under the Securities Act.

F10

On December 4, 2007 the Company issued a short term Promissory Note to Linlithgow Holdings, LLC (a related party) in exchange for $23,000. The term of this Note is for thirty (30) days from the issuance with provisions to pay interest at 12%, in cash from the date of issuance until the Note is paid. Also, included in this note were the issuance of 3,835 warrants exercisable at $1.00 per share expiring in 2011, which were valued using the Black-Scholes method at $1,456 assuming a discount rate of 5.25% and 100% volatility index.

F11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of BoomJ.com, Inc.

We have audited the accompanying balance sheet of BoomJ.com, Inc. as of December 31, 2006, and the related statement of operations, stockholders’ equity, and cash flows for the period from inception (November 14, 2006) through December 31, 2006. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BoomJ.com, Inc. as of December 31, 2006, and the results of its operations and its cash flows for the period from inception (November 14, 2006) through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company is in the development stage, and is dependent on raising capital to fund operations. These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ L J Soldinger Associates, LLC

Deer Park, Illinois

March 31, 2007

F12

Financial Statements

F13

BOOMJ.COM, INC.
(A Development Stage Company)
Balance Sheet

December 31,	2006
Assets

Current Assets
Cash and cash equivalents	$54,309
Other current assets	11,466

Total Current Assets	65,775

Property, Website and Equipment, net	513,792

Other	4,272
Total Assets	$583,839

Liabilities and Stockholders’ Equity

Current Liabilities
Accounts payable	$32,529
Accrued liabilities and expenses	67,909
Accrued liability related party	50,000
Income tax payable	800

Total Current Liabilities	$151,238

Commitments and Contingencies

Stockholders’ Equity
Series A Convertible 10% Cumulative Preferred Stock par value of $.001 Liquidation preference of $495,000 10,000,000 shares authorized and 990,000 shares issued and outstanding	990
Additional paid in capital	476,325
Common stock, $.001 par value; 50,000,000 shares authorized;10,200,000 shares issued and outstanding	10,200
Accumulated deficit in the development stage	(54,914)
Total Stockholders’ Equity	432,601

Total Liabilities and Stockholders’ Equity	$583,839

The accompanying notes are an integral part of these financial statements.

F14

BOOMJ.COM, INC.
(A Development Stage Company)
Statement of Operations

Period from inception (November 14, 2006) through December 31,	2006

Revenues	$—

Operating Costs and Expenses

General and administrative expenses	16,985
Professional fees	36,821
Depreciation	308

Total Operating Costs and Expenses	54,114

Loss before Income Taxes	(54,114)

Provision for Income Taxes	800

Net Loss	$(54,914)

Basic and diluted net loss per common share	$(0.01)

Weighted average shares outstanding	10,200,000

The accompanying notes are an integral part of these financial statements

F15

BOOMJ.COM, INC.
(A Development Stage Company)
Statement of Stockholders’ Equity

			Preferred			Accumulated
	Common Stock		Stock		Additional	Deficit in the
		Par		Par	Paid - In	Development	Stockholders’
	Shares	Value	Shares	Value	Capital	Stage	Equity

Series A Convertible 10% Cumulative Preferred Stock issued private offering at $0.50 per share			190,000	190	94,810		95,000
Series A Convertible 10% Cumulative Preferred Stock issued in exchange for website technology			800,000	800	399,200		400,000
Common stock issued to founders at par value	10,200,000	10,200					10,200
Offering costs on private offering for issuance of preferred stock					(17,685)		(17,685)
Net loss						(54,914)	(54,914)
Balance, December 31, 2006	10,200,000	10,200	990,000	990	476,325	(54,914)	(432,601)

The accompanying notes are an integral part of these financial statements

F16

 BOOMJ.COM, INC.
(A Development Stage Company)
Statement of Cash Flows

Period from inception (November 14, 2006) through December 31,	2006
Cash Flows from Operating Activities
Net loss	$(54,914)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	308
Stock issued for professional services	1,015
Changes in assets and liabilities
(Increase) decrease in prepaid expense and other assets	(15,738)
Increase (decrease) in accounts payable and accrued expenses	41,938
Increase (decrease) other current liabilities	800

Net cash used in operating activities	(26,591)

Cash Flows from Investing Activities
Capital expenditures	(14,100)

Net cash used in investing activities	(14,100)

Cash Flows from Financing Activities

Issuance of preferred stock - net of offering costs	95,000

Net cash provided by financing activities	95,000

Net Increase in Cash and Cash Equivalents	54,309

Cash and Cash Equivalents, beginning of year	—

Cash and Cash Equivalents, end of year	$54,309

Cash paid for taxes	$—
Cash paid for interest	$—

The accompanying notes are an integral part of these financial statements

F17

BOOMJ.COM, INC.
(A Development Stage Company)
Notes to Financial Statements

1.	Description of Business
•      Boomj.com, Inc. (“BOOMj.com or the “Company”) is a Nevada Corporation organized November 14, 2006 and commenced operations at that time. BOOMj.com, Inc., has recently launched its web site BOOMj.com, which the Company believes is America’s first social, political, financial e-commerce and lifestyle network focused on providing diversified media, compelling content and advertising targeting Baby Boomers and Generation Jones. Unless specifically set forth, the term “BOOMj.com” or the “Company” shall refer to BOOMj.com, Inc. a Nevada corporation.

•      The Company presently maintains its corporate office in Las Vegas, Nevada, and has its technical department located in an office in Santa Ana, California.

2.	Summary of Significant Accounting Policies	• Management is responsible for the fair presentation of the Company’s financial statements, prepared in accordance with U.S. generally accepted accounting principles (GAAP).

Use of Estimates
•  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used in the determination of depreciation and amortization, the valuation for non-cash issuances of common stock, and the website, income taxes and contingencies, among others.

Cash and Cash Equivalents
•  The Company classifies as cash and cash equivalents amounts on deposit in the banks and cash temporarily in various instruments with original maturities of three months or less at the time of purchase. The Company’s cash management system is integrated within two separate banking institutions.

Fair Value of Financial Instruments
•  Statement of financial accounting standard No. 107, Disclosures about Fair Value of Financial Instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for assets and liabilities qualifying as financial instruments are a reasonable estimate of fair value.

F18

BOOMJ.COM, INC.
(A Development Stage Company)
Notes to Financial Statements

Development Stage Enterprise
•  The Company has been devoting most of its efforts to raising capital and developing a business plan and, consequently, meets the definition of a Development Stage Enterprise, as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7 “Accounting and Reporting for Development Stage Enterprises.” Under SFAS No. 7, certain additional financial information is required to be included in the financial statements for the period from inception of the Company to the current balance sheet date.

Segment Information	• The Company has determined it has one reportable operating segment as defined by SFA No. 131, “Disclosures about Segments of an Enterprise and Related Information”.

Property, Website and Equipment; Depreciation and Amortization
•  Property and computer equipment are stated at cost less accumulated depreciation. Expenditures for maintenance and repairs are charged to income as incurred. Additions, improvements and major replacements that extend the life of the asset are capitalized. The initial cost of the website has been capitalized. Once the site is considered operating, future costs to maintain the site will be expensed as incurred. The cost and accumulated deprecation and amortization related to assets sold or retired are removed from the accounts and any gain or loss is credited or charged to income in the period of disposal.

•  The Company accounts for web site costs in accordance with SOP 98-1 “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use and EITF 00-2 “Accounting for Web Site Development Costs”. As a result, costs associated with the web site application and infrastructure development stage are capitalized. Amortization of costs commences once the web site is ready for its intended use which is projected to be in 2007.

•  For financial reporting purposes, depreciation and amortization is provided on the straight-line method over the estimated useful lives of depreciable assets. Financial reporting provisions for depreciation and amortization are generally based on the following annual rates and estimated useful lives:

Type of Asset	Rates	Years

Computer and equipment	20% - 50%	2 - 5 years
Website Development Costs	20%	5 years
Leasehold improvements (or life of lease where applicable)	20% - 50%	2 - 5 years

F19

BOOMJ.COM, INC.
(A Development Stage Company)
Notes to Financial Statements

Income Taxes
•  The Company has not generated any taxable income, and, therefore, no provision for income taxes has been provided other than minimum franchise taxes paid to the State.

•  Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with SFAS Number 109, "Accounting for Income Taxes", which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carry-forwards when realization is more likely than not.

•  A valuation allowance has been recorded to fully offset the deferred tax asset even though the Company believes it is more likely than not that the assets will be utilized.

•  The Company’s effective tax rate differs from the statutory rates associated with taxing jurisdictions because of permanent and temporary timing differences as well as a valuation allowance.

Revenue Recognition
•  The Company will generate its revenue from products sold on its internet website. The BOOMj.com Store’s database is presently stocked with close to two million name brand products. These items range from books, digital cameras, kitchen and bath items and office supplies. Revenue is also generated from content, advertising, and discount travel.

•  Advertising products consist of web-banner advertising. Web-banner advertising consists of continuous or rotating advertisements on the Company's online platforms. Delivery of these profiles is based on the number of impressions of an advertisement that a customer purchases. An impression is a single instance of an Internet user viewing the page that contains a customer's name and/or logo. Revenue is recognized on such advertising programs based on the proportionate units of advertising delivered over the period of a media campaign.

F20

BOOMJ.COM, INC.
(A Development Stage Company)
Notes to Financial Statements

•  All sources of revenue will be recorded pursuant to Staff Accounting Bulletin (SAB) 104 Revenue Recognition, when persuasive evidence of arrangement exists, delivery of services has occurred, the fee is fixed or determinable and collectibility is reasonably assured.

Stock Based Compensation	• The Company accounts for stock based compensation in accordance with Statement of Financial Accounting Standard (“SFAS”) 123 (revised 2004), “Share Based Payment” (“123(R)”).

Concentration of Credit Risk
•  Financial instruments that potentially subject the Company to concentrations of credit risk consists principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. To mitigate this risk, the Company places its cash deposits only with high credit quality institutions. Management believes the risk of loss is minimal. At December 31, 2006, the Company did not have any uninsured cash deposits.

Impairment of Long-lived Assets
•  The Company accounts for long-lived assets in accordance with the provisions of Statement of Financial Accounting Standards No. 144, Accounting for the Impairment of Long-Lived Assets. This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Fair values are determined based on quoted market value, discounted cash flows or internal and external appraisals, as applicable. During 2006, the Company did not recognize an impairment charge.

Employee Benefits	• The Company currently does not have any employee benefits; however it will be reviewing the feasibility of offering such plans during the current fiscal year.

Recent Accounting Pronouncements
•  In July 2006, the FASB issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109,” which seeks to reduce the diversity in practice associated with the accounting and reporting for uncertainty in income tax positions. This Interpretation prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. FIN 48 is effective for fiscal years beginning after December 15, 2006, and the Company will adopt the new requirements in its fiscal first quarter of 2007. The cumulative effects, if any, of adopting FIN 48 will be recorded as an adjustment to retained earnings as of the beginning of the period of adoption. The Company currently believes there will be no impact of adopting FIN 48 on its financial statements.

F21

BOOMJ.COM, INC.
(A Development Stage Company)
Notes to Financial Statements

•  In September 2006, the FASB issued SFAS 157, “Fair Value Measurements” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within periods within those fiscal years. Early adoption is permitted. The Company must adopt these new requirements no later than its first fiscal quarter of 2008. The Company has not yet determined the effect on the Company’s financial statements, if any, upon adoption of SFAS 157, or if it will adopt the requirements prior to the first fiscal quarter of 2008.

•  In September 2006, the SEC staff issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). The intent of SAB 108 is to reduce diversity in practice for the method companies use to quantify financial statements misstatements, including the effect of prior year uncorrected errors. SAB 108 establishes an approach that requires quantification of financial statement errors using both an income statement and cumulative balance sheet approach. SAB 108 is effective for fiscal years beginning after November 15, 2006, and the Company will adopt the new requirements in fiscal 2007. The adoption of SAB 108 is not currently expected to have a significant impact on the Company’s financial statements.

Inventories	• The Company does not carry any inventory having its vendors or distributors ship based on confirmed orders provided electronically by the Company.

F22

BOOMJ.COM, INC.
(A Development Stage Company)
Notes to Financial Statements

3.	Going Concern
•  The Company's financial statements are prepared using generally accepted accounting principles, which contemplate the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has an accumulated deficit of $54,914 on December 31, 2006 and will need to raise additional capital, and obtain financing to continue operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

•  Management is taking steps to raise additional funds to address its operating and financial cash requirements to continue operations in next twelve months. Management has devoted a significant amount of time in the raising of capital from additional preferred stock offerings. However, the Company’s ability to continue as a going concern is dependent upon raising additional funds through debt and equity financing and generating revenue. There are no assurances the Company will receive the necessary funding or generate revenue necessary to fund operations. This raises substantial doubt about the Company’s ability to continue as a going concern.

4.	Property, Website and Equipment	Property, website and equipment includes the following as of December 31:

December 31,	2006
Computer equipment	$1,850
Website	512,250

Total property, website and equipment	514,100

Less accumulated depreciation	(308)

Property, website and equipment, net	$513,792

•  Total depreciation expense amounted to $308 for the period from inception (November 14, 2006) through December 31, 2006.

•  $250,000 of the consideration paid and payable for the website went to a related party.

5.	Capital Stock Activity	• In 2006 the Board of Directors amended The Company’s Articles of Incorporation to allow for the issuance of two (2) classes of stock designated as Preferred Stock and Common Stock.

F23

BOOMJ.COM, INC.
(A Development Stage Company)
Notes to Financial Statements

•  The Company’s Articles of Incorporation authorizes the issuance of 50,000,000 shares of common stock, $0.001 par value per share, of which 10,200,000 were outstanding as of December 31, 2006.

•  The Company issued 10,200,000 shares of common stock to the founders of the Company. The Board of Directors approved this issuance of these shares to the founders which includes the Company’s key management personnel for services rendered. The Company estimated the value of these services at $10,200, the par value of the common stock.

•  The Company’s Articles of Incorporation authorizes the issuance of 10,000,000 shares of preferred stock, $0.001 par value per share, of which 990,000 were outstanding as of December 31, 2006.

•  The preferred Stock maybe divided into such number of series as the Board of Directors may determine. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to and impose upon any wholly un-issued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and its designation.

•  As long as 1 million shares of Series A Convertible 10% Cumulative Preferred Stock (as adjusted for any Recapitalization Event) are outstanding, the holders voting as a single class shall be entitled to elect one (1) member of the Board of Directors. The holder of each share of Series A Convertible 10% Cumulative Preferred Stock entitles the holder to one vote for each share of Common Stock into which such Series A Preferred Stock could then be converted.

•  The Company on December 1, 2006 commenced a private placement offering for 1,000,000 shares of Convertible 10% Cumulative Preferred Stock Series A ($.001 par value) at $.50 per share. This offering includes piggy-back registration rights. The Preferred Stock Series A is convertible on a 1:1 basis into shares of the Company’s common stock (1 share of common for each share of preferred). Offering proceeds received in December amounted to $95,000 with the issuance of 190,000 shares of preferred stock.

F24

BOOMJ.COM, INC.
(A Development Stage Company)
Notes to Financial Statements

•  In December of 2006, the Company entered into contracts with Corgenic, Inc. and Hype/Swapin Networks (a related party) for the development of the website in exchange for 1,000,000 shares of Series A Convertible 10% Cumulative Preferred Stock ($0.001 par value) at $0.50 per share with piggy back registration rights. There were 400,000 shares issued to Coreginic, Inc. and 400,000 Hype/Swapin Networks, Inc with 200,000 held back to be issued after the completion of testing of the website. As a result of this holdback, the Company is reporting an accrued liability of $100,000 at December 31, 2006. This is reported in accrued liabilities in the accompanying Balance Sheet ($50,000 as a related party liability and $50,000 in accrued liabilities and expenses). The Preferred Stock Series A is convertible on a 1:1 basis at the option of the holder, into shares of the Company’s common stock (1 share of common for each share of preferred). The Company valued the cost of the website at $500,000 based on the value of the 1,000,000 preferred stock exchange for the website development.

•  The holder of Series A Preferred Stock shall be entitled to receive dividends, when and as declared by the Board of Directors. At the rate of ten percent (10%) of the original issue price, per annum. Such dividend shall accrue from the date of issuance of the Series A Preferred Stock and shall be deemed to accrue from day to day whether or not earned or declared and shall be cumulative.

•  The Company has authorized the issuance of 100,000 Common Stock Purchase Warrants. The Company issued 60,000 Common Stock Purchase Warrants in exchange for services related to the December Private Placement. The Common Stock Purchase Warrants are fully vested, have an expiration date of December 2011 with an exercise price of $0.01 per share. These warrants were valued by an independent valuation firm at $0.30 per share for a total value of $18,000. There are no outstanding options, and/or any other convertible securities as of December 31, 2006.

F25

BOOMJ.COM, INC.
(A Development Stage Company)
Notes to Financial Statements

6.	Income Taxes	• A reconciliation of the statutory income tax rates and the Company’s effective tax rate is as follows:

2006
Statutory U.S. federal rate	-34.00%
Permanent differences	.00%
Timing differences	00%
Valuation allowance	34.00%

Provision for income tax expense(benefit)	0.0%

• The tax effects of the temporary differences and carry forwards that give rise to deferred tax assets consist of the following:

2006
Deferred tax assets:
Net operating loss carry forwards	$-
Unamortized start-up costs	18,000
Gross deferred tax assets	18,000

Valuation allowance	(18,000)

$0

•  In accordance with IRS Regulations the expenses incurred in 2006 are considered start-up costs. As such theses expenses are capitalized at December 31, 2006 for income tax purposes and amortizable over 180 months. At December 31, 2006, an allowance for $18,000 has been set up for this deferred asset.

7.	Commitments and Contingencies
•  The Company leases certain office space, under operating leases which generally require the Company to pay taxes, insurance and maintenance expenses related to the leased property. The leases for office space have lease extension renewal options for an added two to three years at fair market rent values. The Company believes that in the normal course of business, leases will be renewed or replaced by other leases. The Company did not incur any rental expense for the period from inception (November 14, 2006) through December 31, 2006. The Company entered into a lease for its technical staff in California in December of 2006 for occupancy on January 1, 2007.

F26

BOOMJ.COM, INC.
(A Development Stage Company)
Notes to Financial Statements

• Future minimum lease payments as of December 31, 2006 under operating leases having initial or remaining non-cancelable terms in excess of one year are as follows:

Operating Leases
2007	$51,265
2008	17,088
2009	—
2010	—
2011	—
Thereafter	—

Total minimum lease payments	$68,353

8.	Significant Customers and Suppliers
•     The Company will derive a significant portion of its revenue from e-commerce based suppliers. This is a very competitive market with many suppliers for the products the Company offers. The Company believes that it can replace any one product line with another supplier without any disruptions in activity.

9.	Segment Reporting
•  The Company considers itself to be operating in one business segment, the internet sales, e-commerce business. This activity will represent essentially all of the significant revenue generated by the Company.

10.	Related Parties
•  Mr. Robert J. McNulty, the Company’s Chairman of the Board of Directors, is the father of Rhett & Kirk McNulty.

•  Mr. Rhett J. McNulty is the son of Robert J. McNulty. Mr. Rhett J. McNulty is the managing partner of Linlithgow Holdings, LLC, the holder of 5,600,000 shares of common stock of the Company. Rhett McNulty is currently Chief Operating Officer of Hype/Swapin Networks, Inc., the firm from which the Company purchased their proprietary website technology in exchange for 500,000 shares of Series A Convertible 10% Cumulative Preferred Stock valued at $250,000. There was no compensation earned outside of the Preferred Stock issued. (see Note 5)

•  Mr. Kirk McNulty, the son of Robert J. McNulty, performed consulting work for the company in 2006. He was paid $4,287 for his consulting services in 2006. In 2007 Kirk McNulty became an employee and was issued 150,000 shares of common stock of the Company for services he performed for the Company in 2007.

F27

BOOMJ.COM, INC.
(A Development Stage Company)
Notes to Financial Statements

11.	Subsequent Events
•  The Company on December 1, 2006 commenced a private placement offering 1,000,000 of Convertible 10% Cumulative Preferred Stock Series A ($.001 par value) at $.50 per share. This offering includes piggy-back registration rights. The Series A Preferred Stock is convertible on a 1:1 basis, at the option of the holder into shares of the Company’s common stock. In December 2006, the Company issued 190,000 shares and collected $95,000. This offering was completed in January issuing 910,000 shares of preferred stock and generating gross proceeds of an additional $455,000.

•  The Company in January and February 2007 issued 980,000 of additional Common stock to a series of fifteen individuals for the services they provided to the Company in 2007.

•  On March 16, 2007 the Company issued a 12% Convertible Note to Mountain Capital Natural Resource Fund, L.P. in exchange for $100,000. The term of this note is one year from the issuances with provisions to pay interest at 12%, in cash, on a quarterly basis. The principal and accrued interest of this Note may be converted into shares of the Company’s common stock at the option of the holder at any time, at a price of one dollar ($1.00) per share.

12.	Net Loss per share of Common Stock
•  The Company has adopted Financial Accounting Standards Board ("FASB") Statement Number 128, "Earnings per Share," which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying financial statements, basic earnings/loss per share of common stock is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the year.

2006
Numerator - basic and diluted loss per share net loss	(54,914)
—
Net loss available to common stockholders	(54,914)

Denominator - basic and diluted loss per share - weighted average common shares outstanding	10,200,000
Basic and diluted earnings per share	($0.01)

•  Fully-vested warrants to purchase 60,000 shares of common stock granted for services related to the Private Placement in December 2006 were outstanding at 2006 but not included in the computation of diluted earnings per share as the effect of the conversion of these instruments would be anti-dilutive. Also, the Series A Convertible Preferred shares of stock were not included in the computation of diluted earnings per share as the effect of the conversion of these shares would be anti-dilutive.

F28

BOOMJ.COM, INC.
(A Development Stage Company)
Notes to Financial Statements

13.	Supplemental Cash Flow Information and Non-Cash Disclosure
•  In November 2006, the Company issued the initial common stock to shareholders in exchange for services provided for the  amount of $10,200.

•     In December 2006, the Company issued 800,000 shares and held-back 200,000 shares of Series A Convertible 10% Preferred Stock at $0.50 per share in exchange for the website software and technology.

•      No amounts were paid for taxes or interest during the period from inception (November 14, 2006) through December 31, 2006.

F29

Boomj.com, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet and Earnings per Share

The following unaudited pro forma condensed consolidated balance sheet is based on the historical balance sheets of Reel Estate Services, Inc. (“Reel Estate Services”) and Boomj.com, Inc. (“BOOMJ”) as of July 31, 2007 and September 30, 2007, respectively.

The two entities merged on December 28, 2007 with Reel Estate Services being the legal acquirer. However, since Reel Estate Services was a public shell company, which had nominal activity, the merger has been treated as a recapitalization of BOOMJ and an acquisition of the assets and liabilities of Reel Estate Services by BOOMJ. Though Reel Estate Services was the legal acquirer in the merger, BOOMJ was the accounting acquirer since its shareholders ended up with the majority ownership of Reel Estate Services, Inc. Therefore at the date of the merger the historical financial statements of BOOMJ become those of Reel Estate Services. Since the historical financial statements of BOOMJ supersede any prior financial statements of Reel Estate Services, Inc. and are presented elsewhere in this Form 8K there is no specific pro forma statement of operations presented, only a pro forma earning per share for BOOMJ based on the new capital structure.

Prior to the merger, Reel Estate Services has an authorized capitalization consisting of 75,000,000 shares of RES Common Stock, of which, 3,150,000 shares of Common Stock were currently issued and outstanding as of December 28, 2007;

On December 28, 2007, Reel Estate Services, Inc. entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), with Time Lending Sub, Inc, a newly-formed Nevada corporation (hereinafter “RES Sub”) and Boomj.com, Inc., a Nevada corporation, pursuant to which RES Sub agreed to merge with and into BOOMJ (the “Merger”). In connection with the Merger, Reel Estate Services agreed to issue, pursuant to an exemption proved under Section 4(2) of the Securities Act of 1933, as amended, 2.02 shares of Reel Estate Services for each common stock equivalent of BOOMJ, in exchange for all of the issued and outstanding stock of BOOMJ.

In addition, prior to the Merger, Reel Estate Services agreed to cancel 1,500,000 shares held by Linda Rutter, the recent officer and sole director of Reel Estate Services, Inc. The cancellation is to be performed in two tranches: in exchange for $125,000 cash payment at the closing of the Merger, 750,000 shares of Principal’s RES Common Stock were cancelled upon receipt of the payment; the remaining 750,000 shares of Principal’s RES Common Stock will be held in escrow and will be cancelled upon payment to Principal of $125,000 on or before January 31, 2008.

Upon the closing of the Merger, Linda Rutter received a five year warrant to purchase 825,000 shares of RES Common Stock and the strike price of such warrants is $0.93 per share.

Prior to the merger, Reel Estate Services settled all outstanding payables and affiliate payables, and liquidated certain assets;

Prior to the merger, Reel Estate Services raised $500,000 in a private offering to accredited investors, which offering closed on the completion of the merger. The securities offered were 12% convertible one year promissory notes. These securities have a voluntary conversion feature to convert into a unit from a contemplated offering. A unit is comprised of (i) one share of stock at $0.70 per unit and (ii) one warrant to purchase one share of common stock at an exercise price of $1.05 per share. Notwithstanding the foregoing, the Company can not give any assurances that the contemplated offering will be consummated or that the terms of the contemplated offering will be as set forth above.

In the Reorganization Agreement, concurrent with the closing of the transaction, (a) all current officers of the Registrant resigned from their positions with the Registrant, and (b) BOOMJ’s officers were appointed by the existing members of the Board of Directors of the Registrant (“Existing Members”), and (c) the Existing Members elected BOOMJ’s current board of directors to the Board of the Registrant (the “BOOMJ Directors”).

P1

BOOMJ’s unaudited pro forma statement of condensed consolidated earnings per share give effect to the recapitalization of Reel Estate Services as if it had occurred on November 14,2006 (date of Inception) and the unaudited pro forma condensed consolidated balance sheet gives effect to the reverse merger as if it had occurred on September 30, 2007. The unaudited pro forma statement of condensed consolidated operations is in effect the historical statements of operations of BOOMJ.

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 and earning per share information for the period ended December 31, 2006 and the nine months ended September 30, 2007 are presented for illustrative purposes only and are not necessarily indicative of the financial position that would have been achieved, nor are they necessarily indicative of the future operating results. These unaudited pro forma balance sheet and earnings per share numbers should be read in conjunction with BOOMJ historical financial statements (and related notes thereto) included elsewhere in this Form 8-K and Reel Estate Services historical financial statements (and related notes thereto). Reel Estate Services historical financial statements (and related notes thereto) can be found in the Reel Estate Services Quarterly Report on Form 10-QSB for nine month period ending July 31, 2007 and the Reel Estate Services SB-2 as amended, filed on February 8, 2007. A copy of the 10-QSB, as well as other documents filed by Reel Estate Services with the Securities and Exchange Commissions, are available to the public.

BOOMJ.COM Inc.
Pro Forma Condensed Balance Sheet Unaudited
September 30, 2007
	BOOMJ Unaudited	Reel Estate Services Unaudited		Proforma Adjustments	BOOMJ Proforma Merger		Proforma Adjustments	BOOMJ Proforma Offering
	2007 September 30,	2007 July 31,		2007 September 30,	2007 September 30,		2007 September 30,	2007 September 30,
ASSETS
Current assets :
Cash	$38,560	$13,746	2a&c	$(202,258)	$(163,697	)3a	$500,000	$3,211,303
						3c	$(125,000)
			1a	$(13,746)		3b	$3,000,000
Accounts receivable (less respective allowances)	30,851	-		-	30,851		-	30,851
Other current assets	41,255	-		-	41,255		-	41,255
Total current assets	$110,666	$13,746		$(216,004)	$(91,591)		$3,375,000	$3,283,409

Property, website and computer equipment	$730,185	$-		$-	$730,185		$-	$730,185
Less: Accumulated depreciation and amortization	98,828	-		-	98,828		-	98,828
Property, plant and equipment - net	$631,358	$-		$-	$631,358		$-	$631,358

Other	7,472	-		-	7,472		-	7,472
Total assets	$749,496	$13,746		$(216,004)	$547,239		$3,375,000	$3,922,239

LIABILITIES AND STOCKHOLDER EQUITY
Current liabilities :
Current maturities of long-term debt	$85,152	$-	2a	$125,000	$210,152	3c	$(125,000)	$85,152
Accounts payable - trade	320,264	-		-	320,264		-	320,264
Other current liabilities	172,613	-		-	172,613		-	172,613
Accounts payable - affiliates	-	-		-	-		-	-
Total current liabilities	$578,029	$-		$125,000	$703,029		$(125,000)	$578,029

Non-current Liabilities :
Bridge loan	-	-		-	-	3a&b	3,500,000	3,500,000
Commitments and contingencies	-	-		-	-		-	-
Total liabilities	$578,029	$-		$125,000	$703,029		$3,375,000	$4,078,029
Stockholder Equity :
Common stock, $0.001 par value, 75,000,000 shares authorized, 36,108,067 issued and outstanding	12,922	3,150	2a	(1,500)	36,108			36,108
			2d	(12,922)				-
Preferred stock, $0.001 par value, 25,000,000 shares authorized,			2d	34,458				-
issued and outstanding	2,891	-	2d	(2,891)	-			-
Additional paid in capital	3,393,254	44,850			3,122,958			3,122,958
			1a	(13,746)
	-	-	2b	148,937			-	-
			2a	(248,500)				-
	-	-	2b&d	(201,837)			-	-
Accumulated deficit	(3,237,599)	(34,254)		34,254	(3,314,857)			(3,314,857)

			2c	(77,258)
Total Shareholders' deficit.	171,467	13,746		(263,746)	(155,791)		-	(155,791)

Total Liabilities and Stockholders' Equity	$749,496	$13,746		$(216,004)	$547,239		$3,375,000	$3,922,239

P2

 BOOMJ.COM, INC.
  PROFORMA

1a. All Assets and Liabilities were extinguished prior to the merger.

2a. To record the buy back and cancelation of Linda Rutter shares. 1,500,000 shares in exchanged for $250,000. $125,000 paid at closing and $125,000 as a short term note.

2b. To record 50% warrant coverage issued in share exchange exercisable at $0.93 per share.

2c. To reflect legal and other fees.

2d. To record the share exchange all of Boomj.com's shares for 95.4% of newly issued RLET shares

3a In conjunction with the merger, the Company has received approximately $500,000 in exchange for convertible debt instruments.

3b.Subsequent to the merger, management believes it is probable they will raise an additional $3,000,000 through the issuance of convertible debt instruments. These debt instruments are contemplated to be convertible at $0.70 per unit with each unit consisting of one share of common stock and one warrant to purchase one share of common stock at $1.05 per share.

3c. To record payment of Short Term Note after financing

See accompanying notes to unaudited pro forma condensed consolidated financial information.

P3

BOOMJ Inc. and Subsidiaries
Pro Forma Condensed Earnings per Share
			Unaudited Nine Months Ended September 30, 2007	Period from inception November 14 - December 31, 2006

			Pro Forma BOOMJ.COM	Pro Forma BOOMJ.COM
Net Loss			$(3,182,685)	$(54,914)

Basic and diluted loss per common share	(4a	)	$(0.11)	$(0.002)
Weighted average shares of common outstanding -basic			30,027,328	29,235,079

(4a.) To reflect current period loss per share under the new equity structure as BOOMj.com is treated as the accounting acquirer.

See accompanying notes to unaudited pro forma condensed consolidated financial information.

P4

BOOMJ Inc. and Subsidiaries
Unaudited Notes to Unaudited Pro Forma Condensed Consolidated Financial Information
(amounts in thousands)

Note 1.  Basis of Pro Forma Presentation

The unaudited pro forma condensed consolidated financial information included herein has been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission.

The unaudited pro forma condensed consolidated financial information of BOOMJ based on the historical balance sheets of BOOMJ and REEL ESTATE SERVICES as of September 30, 2007 and July 31, 2007 respectively, the Proforma Condensed Earnings per share of BOOMJ for the unaudited Nine months ended September 30, 2007 and the Period from Inception November 14, 2006 through December 31, 2006, of BOOMJ have been prepared after giving effect to the adjustments and assumptions described below.

BOOMJ employs accounting policies that are in accordance with accounting principles generally accepted in the United States of America. In management’s opinion, all material adjustments necessary to reflect fairly the pro forma financial position and unaudited pro forma results of operations of BOOMJ have been made.

The ongoing activity presented in this unaudited pro forma consolidated financial information represents BOOMJ’s assets, liabilities, after giving effect to the recapitalization of REEL ESTATE SERVICES.

Note 2.  Merger of REEL ESTATE SERVICES

Prior to the merger, Reel Estate Services has an authorized capitalization consisting of 75,000,000 shares of RES Common Stock, of which, 3,150,000 shares of Common Stock were currently issued and outstanding as of the date hereof;

On or about December 28, 2007, the Company cancelled 1,500,000 shares of common stock held by Linda Rutter, the recent officer and sole director of Reel Estate Services. The cancellation is to be preformed in two tranches, in exchange for $125,000 cash payment at the closing of the Merger, 750,000 shares of Principal’s RES Common Stock shall be cancelled upon receipt of such payment; the remaining 750,000 shares of Principal’s RES Common Stock shall be held in escrow and shall be cancelled upon payment to Principal of $125,000 on or before January 31, 2008.

Prior to the merger, Reel Estate Services settled all outstanding payables and affiliate payables, and liquidated certain assets;

Upon the closing of the Merger, Linda Rutter received a five year warrant to purchase 825,000 shares of RES Common Stock and the strike price of such warrants is $0.93 per share; or 825,000 shares (1,650,000 x 50% = 825,000).

Additionally, pursuant to the terms of the Reorganization Agreement, Reel Estate Services issued 2.02 shares of Reel Estate Services, Inc. for each common stock equivalent of BOOMJ.

Note 3.  Pro Forma Adjustments

The accompanying unaudited pro forma consolidated condensed earnings per share for the period ended December 31, 2006 and for the nine months ended September 30, 2007 have been prepared as if the sale of REEL ESTATE SERVICES was completed on November 14, 2006 and January 1, 2007 respectively, for consolidated balance sheet purposes, and as if the sale of REEL ESTATE SERVICES had occurred as of September 30, 2007, and reflect the pro forma adjustments as presented above.

Note 4.  Other Information

Also, issued with this transaction were 825,000 warrants exercisable at $0.93 per share expiring in 2012. These warrants were valued at $0.18 per share using the Black-Scholes method. This resulted in a total value of $148,937 assuming a discount rate of 5.25% and 100% volatility index. We allocated the proceeds from the issuance of the warrants based on the proportional fair value.

P5